UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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hhgregg, Inc.

(Name of Registrant as Specified in its Charter)

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HHGREGG, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 29, 2014
You are invited to attend the annual meeting of stockholders (the “Annual Meeting”) of hhgregg, Inc. (the “Company”, “we” or “us”) to be held at 2:00 p.m., local time, on July 29, 2014 at the Company’s principal executive offices, 4151 E. 96th Street, Indianapolis, IN, 46240. The Annual Meeting is being held for the following purposes:

(1)	To elect a Board of ten directors;

(2)	To conduct an advisory vote on the compensation of the Company's named executive officers;

(3)
To approve the action of the Board of Directors in amending the hhgregg, Inc. 2007 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 6,000,000 to 9,000,000;

(4)	To ratify the action of the Company’s Audit Committee in appointing KPMG LLP as independent registered public accountants of the Company for the fiscal year ending March 31, 2015; and

(5)	To transact such other business that is properly introduced at the Annual Meeting or any adjournment or postponement of the Annual Meeting.
The Board of Directors has set the close of business on May 30, 2014, as the record date for the determination of stockholders who will be entitled to notice of and voting rights at the Annual Meeting. The list of stockholders entitled to vote at the Annual Meeting will be available for inspection, as required by the Company’s By-Laws, at the Company’s offices, located at 4151 E. 96th Street, Indianapolis, IN, 46240, at least ten days before the Annual Meeting.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you, after reading this proxy statement, to cast your vote via the Internet or by mail as instructed in this proxy statement as promptly as possible. If you attend the meeting, you may vote in person, even if you previously voted by proxy.

By Order of the Board of Directors,

/s/ Andrew S. Giesler
Andrew S. Giesler Interim Chief Financial Officer and Corporate Secretary
Indianapolis, IN
June 25, 2014

HHGREGG, INC.
PROXY STATEMENT

i

HHGREGG, INC.
4151 E. 96th Street
Indianapolis, IN 46240
PROXY STATEMENT FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
We are providing these proxy materials in connection with the solicitation by the Board of Directors of hhgregg, Inc. of proxies to be voted at our 2014 Annual Meeting of Stockholders and at any meeting following adjournment thereof.
You are cordially invited to attend hhgregg’s Annual Meeting on July 29, 2014 beginning at 2:00 p.m., local time. Stockholders will be admitted beginning at 1:30 p.m. The meeting will be held at the Company’s principal executive offices, 4151 E. 96th Street, Indianapolis, IN, 46240.
We are first mailing this proxy statement and accompanying forms of proxy and voting instructions on or about June 25, 2014 to holders of shares of our common stock as of May 30, 2014, the record date for the meeting.
If you plan to attend the Annual Meeting and need directions to the Company’s principal executive offices, please contact our Investor Relations department at 4151 E. 96th Street, Indianapolis, IN 46240 or by email at investorrelations@hhgregg.com or by calling (317) 848-8710.
If you are a stockholder of record as of the record date for the meeting, and if you plan to attend the meeting in person, to enter the meeting, you will be asked to present a valid picture identification, such as a driver’s license or passport, with your admission ticket. This is for security purposes.
If your shares are held through a broker, bank, trust or other holder of record and you plan to attend the meeting in person, we will admit you only if we are able to verify that you are an hhgregg stockholder as of the record date. You should bring a letter or account statement demonstrating that you are the beneficial owner of our common stock on the record date, along with a valid picture identification to be admitted to the meeting. To vote your shares at the meeting, please see below.
Important notice regarding availability of proxy materials for annual stockholder meeting to be held on July 29, 2014.
This Proxy Statement and our Annual Report on Form 10-K, or the Annual Report, for the year ended March 31, 2014 are available to stockholders via the internet at www.edocumentview.com/HGG.
What happens at the Annual Meeting?
At the Annual Meeting, our stockholders will vote on the proposals described in this Proxy Statement, including the election of the ten nominees for director, an advisory vote on the compensation of our named executive officers, the approval of an amendment to the hhgregg, Inc. 2007 Equity Incentive Plan and the ratification of our Audit Committee’s appointment of our independent registered public accountants for the fiscal year ending March 31, 2015.
What is a “proxy?”
A proxy is your legal designation giving another person permission to vote the stock you own. The person you designate is called your “proxy,” and the document that designates someone as your proxy is called a “proxy” or “proxy card.” By completing your proxy or proxy card, you designate Dennis L. May, our President and Chief Executive Officer, and Andrew S. Giesler, our Interim Chief Financial Officer, as your proxies at our Annual Meeting.

Who is paying for this Proxy Statement and the solicitation of my proxy, and how are proxies solicited?
We will pay the entire cost of soliciting proxies for the Annual Meeting. Our directors, officers and employees may solicit proxies personally or by mail, telephone or other means of communication. In addition, we may request brokerage firms, banks and other custodians, nominees and fiduciaries to send copies of these proxy materials to the beneficial owners of our stock held by them. We will reimburse these institutions for the reasonable costs they incur to do so. Though we do not plan to do so now, we may later decide to retain a professional proxy solicitation service. The cost of that service would be paid by us.

Who is entitled to vote?
Only the stockholders of record of our common stock at the close of business on May 30, 2014, or the Record Date, will be entitled to vote at the Annual Meeting. The list of stockholders entitled to vote at the Annual Meeting will be available for inspection, as required by our By-Laws, at our corporate offices, located at 4151 E. 96th Street, Indianapolis, IN 46240, at least ten days before the Annual Meeting.
How many votes do I have?
For each matter to be voted upon, you have one vote for each share of our common stock that you owned as of the close of business on the Record Date. As of the Record Date, 28,460,218 shares of our common stock were outstanding. You do not have cumulative voting rights.
What is the difference between holding shares as a “stockholder of record” and as a beneficial owner?
If your shares are registered in your name with our transfer agent, Computershare Investor Services, then you are considered the stockholder of record for those shares. We send proxy materials directly to all stockholders of record.
If your shares are held through a stock broker, bank or other nominee, you are considered the beneficial owner of those shares, even though you are not the stockholder of record. In that case, the proxy materials have been forwarded to you by your stock broker, bank or other nominee (who is considered the stockholder of record). As the beneficial owner of shares of our common stock, you have the right to tell your broker, bank or other nominee how to vote using the proxy materials. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of elections at the Annual Meeting.
What am I voting on?
You will be voting on the following proposals:
1. The election of the ten nominees named in this Proxy Statement to the Board of Directors (Proposal No. 1);
2. An advisory vote on the compensation of our named executive officers (Proposal No. 2);
3. The approval of the action of our Board of Directors in amending the hhgregg, Inc. 2007 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 6,000,000 to 9,000,000 (Proposal No. 3); and
4. The ratification of the action of our Audit Committee in appointing KPMG LLP, or KPMG, as our independent registered public accountants for the fiscal year ending March 31, 2015 (Proposal No. 4).
What are the voting recommendations of the Board of Directors?
The Board of Directors recommends that the stockholders vote:
1. FOR the election of the ten nominees named in this Proxy Statement to the Board of Directors (Proposal No. 1);
2. FOR the approval of the compensation of our named executive officers (Proposal No. 2);

3.
FOR the approval of the action of our Board of Directors in amending the hhgregg, Inc. 2007 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 6,000,000 to 9,000,000 (Proposal No. 3); and

4.	FOR the ratification of the action of our Audit Committee in appointing KPMG as our independent registered public accountants for the fiscal year ending March 31, 2015 (Proposal No. 4).

Will any other matters be voted on?
The Board does not intend to present any other matters at the Annual Meeting, nor does the Board of Directors know of any other matters that will be brought before our stockholders for a vote at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, your returned proxy gives authority to Dennis L. May and Andrew S. Giesler as proxies to vote such matters at their discretion.

How do I vote by proxy?
You may vote in person at the annual meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct.
Via Internet: Go to www.envisionreports.com/HGG and follow the instructions. You will need to enter the validation number printed on your proxy materials.
By Telephone: Call toll-free 1-800-652-VOTE (8683) and follow the instructions. You will need to enter the validation number printed on your proxy materials.
By Mail: Complete, sign, date and return your proxy card in the enclosed envelope.
If your shares are held in street name (with your broker or bank), you may vote by submitting voting instructions to your broker, bank or nominee. In most cases, you will be able to do this by mail. Please refer to the instructions provided to you by your broker, bank or nominee.
If you provide specific voting instructions, your shares will be voted as you have instructed.
How can I vote my shares in person at the Annual Meeting?
All stockholders of record may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you hold your shares through a bank, broker or other nominee, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of elections with your ballot to be able to vote in person at the Annual Meeting.
Can I change or revoke my vote after I vote online or return my proxy card?
Any stockholder giving a proxy can revoke it any time before it is exercised by (i) delivering written notice of revocation to the Corporate Secretary of hhgregg at 4151 E. 96th Street, Indianapolis, IN 46240; (ii) timely delivering a valid, later-dated proxy or a later-dated vote by telephone or via the Internet; or (iii) attending the Annual Meeting and voting in person. If you respond to this solicitation with a valid proxy and do not revoke it before it is exercised, it will be voted as you specified in the proxy.
If your shares are held in street name, you must follow the specific directions provided to you by your bank, broker or other nominee to change or revoke any voting instructions you have already provided to your bank or broker.
How many votes must be present to hold the Annual Meeting?
A majority of the shares of our common stock issued and outstanding and entitled to vote on the Record Date must be present, either in person or by proxy, for there to be a quorum at the Annual Meeting. As of the Record Date, 28,460,218 shares of our common stock were outstanding and entitled to vote and, therefore, 14,230,109 shares must be present, either in person or by proxy, for there to be a quorum at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained. See “How will abstentions and broker non-votes be treated?” in this Proxy Statement for more information.
How many votes are necessary to approve each proposal?
Proposal No. 1: Our directors are elected by a plurality of the votes of shares of common stock present at the Annual Meeting, either in person or by proxy, and entitled to vote at the Annual Meeting. This means that the candidate who receives the most votes for a particular slot will be elected for that slot, whether or not the votes for that candidate represent a majority.
Proposal No. 2: The affirmative vote of a majority of shares of common stock present at the Annual Meeting, either in person or by proxy, and entitled to vote at the Annual Meeting is required for approval with respect to the advisory vote on the compensation of our named executive officers. Although the vote is non-binding, the Board and the Compensation Committee will review the voting results and consider them in making future decisions about executive compensation programs.
Proposal No. 3: The approval of the action of our Board of Directors in amending the hhgregg, Inc. 2007 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 6,000,000 to 9,000,000 requires the affirmative vote of a majority of shares of common stock present at the Annual Meeting, either in person or by proxy, and entitled to vote at the Annual Meeting.

Proposal No. 4: The ratification of the appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending March 31, 2015 requires the affirmative vote of a majority of shares of common stock present at the Annual Meeting, either in person or by proxy, and entitled to vote at the Annual Meeting.
In accordance with our Certificate of Incorporation, each share of common stock is entitled to one vote. There is no cumulative voting.

What is a “broker non-vote”?
If your shares are held in “street name” by a broker, your broker is the stockholder of record; however, the broker is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, the broker may exercise discretionary voting power to vote your shares with respect to “routine matters,” but not with respect to “non-routine” items. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.
Proposal Nos. 1, 2 and 3 are “non-routine matters” and accordingly, banks, brokers and other holders of record holding shares for a beneficial owner cannot vote with respect to Proposal Nos. 1, 2 or 3 unless they receive voting instructions from the beneficial owner.
Proposal No. 4 is a “routine matter.”
How will abstentions and broker non-votes be treated?
Abstentions with regard to Proposal No. 1 (the election of directors) will be excluded entirely from the vote and will have no effect on the outcome. Abstentions with regard to Proposal Nos. 2, 3 and 4 count as votes present and entitled to vote and have the effect of a vote against the proposal. A “broker non-vote” is counted for purposes of determining a quorum but will not be considered as present and entitled to vote with respect to Proposal Nos. 1, 2 and 3 and, therefore, will have no effect on the outcome of the vote. Because the New York Stock Exchange, or NYSE, considers the ratification of independent auditors to be routine, nominees holding shares in street name may vote on Proposal No. 4 in the absence of instructions from the beneficial owner.
Who will count the votes?
An automated system administered by Computershare Investor Services will tabulate votes cast by proxy at the Annual Meeting. A representative of hhgregg, Inc. will be appointed to act as the inspector of elections and tabulate votes cast in person at the Annual Meeting.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting. Additionally, we will publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission, or the SEC.
Do you provide electronic access to the hhgregg Proxy Statement and Annual Report?
Yes. You may obtain copies of this Proxy Statement and form of proxy card and our Annual Report for the year ended March 31, 2014 by visiting www.hhgregg.com and clicking the “Investor Relations” link or by visiting www.edocumentview.com/HGG. Once you are in the "Investor Relations" section of our website, click the “Financial Performance" link. You may also obtain a copy of our Proxy Statement, form of proxy card and Annual Report (without exhibits), without charge, by sending a written request to: Investor Relations at hhgregg, Inc., 4151 E. 96th Street, Indianapolis, IN, 46240 or by calling (317) 848-8710. We will provide copies of the exhibits to the Annual Report upon receipt of a request addressed to Investor Relations and payment of a reasonable fee.
What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name and who do not participate in electronic delivery of proxy materials will receive only one copy of our Proxy Statement and Annual Report, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure is intended to reduce our printing costs and postage fees.
Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect any dividend check mailings.

If you received a householding mailing this year and you would like an additional copy of this Proxy Statement or our Annual Report mailed to you, we will deliver a copy promptly upon your request to: Investor Relations at hhgregg, Inc., 4151 E. 96th Street, Indianapolis, IN, 46240, or by calling (317) 848-8710 and ask for Investor Relations. If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our Proxy Statement and Annual Report, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Computershare, P.O. Box 43078, Providence, RI 02940, or by calling (800) 622-6757. If you are a street name holder and wish to revoke your consent to householding and receive additional copies of our Proxy Statement and Annual Report in future years, you may call Broadridge Investor Communications Services toll-free at 1-800-542-1061 or write to Broadridge Investor Communications Services, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are a stockholder of record and wish to revoke your consent to householding and receive additional copies of our Proxy Statement and Annual Report in future years, you may call hhgregg Investor Relations at (317) 848-8710.
Stockholder Account Maintenance
Our transfer agent is Computershare Investor Services. All communications concerning accounts of stockholders of record, including address changes, name changes, inquiries as to requirements to transfer hhgregg stock and similar issues, can be handled by calling hhgregg Shareholder Services at (800) 622-6757 or by accessing Computershare’s website at www.computershare.com.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
At the Annual Meeting, ten directors are to be elected to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. The number of directors is established by our Board of Directors pursuant to our By-Laws and is currently set at ten. Upon the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors has nominated Mr. Dennis L. May, Mr. Gregory M. Bettinelli, Mr. Lawrence P. Castellani, Mr. Benjamin D. Geiger, Ms. Catherine A. Langham, Mr. John M. Roth, Mr. Michael L. Smith, Mr. Peter M. Starrett, Ms. Kathleen C. Tierney and Mr. Darell E. Zink for election as Directors.
Votes cast pursuant to your proxy will be cast FOR the election of the ten nominees unless authority is withheld. All nominees are currently members of our Board of Directors. Each nominee has consented to being named in this Proxy Statement as a nominee and has agreed to serve as a Director if elected. If for any reason any nominee shall not be a candidate for election as a Director at the Annual Meeting (an event that is not now anticipated), your proxy will be voted for a substitute nominee, if any, as shall be designated by our Board of Directors.
Nominees for Election to our Board of Directors
The following information is furnished with respect to the ten nominees. The Board of Directors has determined that each of the nominees, other than Mr. May, are independent directors within the meaning of the NYSE listing standards and the rules and regulations of the SEC.
Dennis L. May, 46, our President and Chief Executive Officer and a Director, joined us in January 1999. He has been our Chief Executive Officer since August 2009. From 1999 to January 2003, he served as the Executive Vice President and Chief Operating Officer and was appointed President and Chief Operating Officer in January 2003. He became a Director in connection with our recapitalization in February 2005. Mr. May joined us as part of the acquisition of certain store leases of Sun TV & Appliance, Inc., a retailer of consumer electronics and appliances, where he held the positions of Vice President of Marketing, Executive Vice President and Chief Operating Officer. Mr. May brings to our Board of Directors expertise in the strategic and operational aspects of the retail industry that he has gained during his 27 years working in the industry.
Gregory M. Bettinelli, 41, became a director in August 2013. He is also a senior executive with over 15 years of experience in the Internet and eCommerce industries.  Currently, Mr. Bettinelli is a Partner with Upfront Ventures, a venture capital firm, and a co-founder of MuckerLab, a leading technology focused start-up business accelerator.  From June 2009 to March 2013, Mr. Bettinelli was the Chief Marketing Officer for HauteLook, a leading online flash-sale retailer.  From March 2008 to April 2009, Mr. Bettinelli was Executive Vice President of Business Development and Strategy at Live Nation, a ticketing business.  From 2003 to 2008, Mr. Bettinelli held a number of leadership positions at eBay, including Senior Director of Business Development at StubHub and Director of Event Tickets and Media.  Mr. Bettinelli was selected to serve on our Board of Directors due to his extensive experience in online retail marketing and eCommerce.
Lawrence P. Castellani, 68, became a Director in July 2005. From June 2006 to May 2008, Mr. Castellani served as a Director of Advance Auto Parts, Inc., a specialty retailer of auto parts, where he also served as the Chairman of its Board from February 2003 to May 2006 and as its Chief Executive Officer from 2000 until May 2005. Mr. Castellani served as President and Chief Executive Officer of Ahold Support Services in Latin America (a division of Royal Ahold, a supermarket company) from 1998 to 2000, as Executive Vice President of Ahold USA from 1997 through 1998, and as President and Chief Executive Officer of Tops Friendly Markets, a grocery store chain, from 1991 through 1997. Mr. Castellani was selected to serve as a Director due to his extensive experience in executive leadership in the retail industry.
Benjamin D. Geiger, 39, became a Director in connection with our recapitalization in February 2005. Mr. Geiger joined Freeman Spogli & Co., a private equity investment firm, in 1998 and became a partner in July 2008. From 1996 to 1998, Mr. Geiger was employed by Merrill Lynch & Co. in the Mergers and Acquisitions Group. Mr. Geiger brings to our Board of Directors experience and insights into strategic expansion opportunities, transactional structuring and debt and equity financing.
Catherine A. Langham, 56, became a Director in February 2010. Ms. Langham is the co-founder, President and Chief Executive Officer of Langham Logistics, Inc., a global freight management company specializing in expedited transportation, warehousing and distribution. Ms. Langham also serves on the Boards of Directors for The Finish Line, an athletic shoe retailer, and Celadon Group, Inc., a trucking company. Ms. Langham has also served as a director of Marsh Supermarket, Inc. Ms. Langham brings to our Board of Directors extensive experience in logistics and executive leadership gained in her 24 years serving as a leader in the logistics industry and as a member of the boards of directors for multiple public companies.

John M. Roth, 55, became a Director in connection with our recapitalization in February 2005. Mr. Roth joined Freeman Spogli & Co., a private equity investment firm, in 1988, became a general partner in 1993 and now serves as President and Chief Operating Officer. From 1984 to 1988, Mr. Roth was employed by Kidder, Peabody & Co. Incorporated in the Mergers and Acquisitions Group. Mr. Roth serves as a director on the board of El Pollo Loco Holdings, Inc., a restaurant chain. Mr. Roth brings to our Board extensive experience as a board member of numerous retail and consumer businesses and has extensive experience and insights into strategic expansion opportunities, capital markets and capitalization strategies.
Michael L. Smith, 65, our Chairman of the Board of Directors, became a Director in July 2005 and became Chairman of the Board of Directors in May 2012. He retired in 2005 from his positions as Executive Vice President and Chief Financial Officer of Wellpoint, Inc., formerly Anthem, Inc., a health insurance company, positions he had held since 1999. From 1996 to 1998, Mr. Smith served as Chief Operating Officer and Chief Financial Officer of American Health Network, Inc., a former subsidiary of Anthem, Inc. He was Chairman, President and Chief Executive Officer of Mayflower Group, Inc., a transport company, from 1989 to 1995. He is a director of two other publicly traded companies, Vectren Corporation, a gas and electric utility; and Envision Health Corporation, an emerging health services provider. Mr. Smith brings to our Board of Directors expertise in dealing with financial and accounting matters through his prior experience in serving as chief financial officer of public companies. His experience in evaluating financial results and overseeing the financial reporting process of public companies makes him a valuable resource in his role as Chairman of the Board of Directors and as Chairman of the Audit Committee.
Peter M. Starrett, 66, became a Director in connection with our recapitalization in February 2005 and served as Vice Chairman of our Board of Directors from February 2005 until April 2007. In 1998, Mr. Starrett founded Peter Starrett Associates, a retail advisory firm, and currently serves as its President. From 1990 to 1998, Mr. Starrett served as the President of Warner Bros. Studio Stores Worldwide, a specialty retailer. Previously, Mr. Starrett served as Chairman and CEO of The Childrens's Place and in senior management positions with Federated and May Department Stores. Mr. Starrett serves on the Board of Pacific Sunwear, a clothing retailer, and he is non-Executive Chairman there. He also serves on the board of PETCO Animal Supplies, Inc., a retailer of pet food and supplies. Mr. Starrett also has served on the board of directors of Guitar Center, a retailer of musical instruments. Mr. Starrett was selected to serve as a Director on our Board due to his extensive experience as an officer and director of both public and private companies in the retail industry.
Kathleen C. Tierney, 69, became a Director in February 2010. In April 2012, Ms. Tierney joined Parallel Investment Partners as an Operating Partner at The Fragrance Outlet. In May 2011, she joined VOZ Partners as an Operating Partner. Ms. Tierney served as the Chief Executive Officer of Sur La Table, a privately held retailer of kitchenware and tabletop accessories, from 2004 until 2008 and as Executive Vice Chairman from 2008 to 2010, and as a director until May 2011. Prior to joining Sur La Table, Ms. Tierney was an independent management consultant for a variety of national clients. From 1993 to 1999, Ms. Tierney held the position of Chief Executive Officer and President of Smith Hawken, the multi-channel gardening life-style company based in Mill Valley, California. From 2000 to 2004 she was a trustee at Dominican University of California, where she is now an adjunct professor in the Leadership Institute. Ms. Tierney brings to our Board of Directors extensive experience in marketing, multi-channel retailing and leadership studies.
Darell E. Zink, 67, became a Director in August 2007. Since October 2004, Mr. Zink has served as Chairman and Chief Executive Officer of Strategic Capital Partners, LLC, a real estate investment management firm. Prior to that, Mr. Zink served as Vice Chairman of Duke Realty Corporation, a real estate development and management company, from January 2004 to October 2004 and as Executive Vice President and Chief Financial Officer from October 1993 to December 2003. Prior to that, Mr. Zink was a general partner in the private company predecessor of Duke Realty Corporation from June 1982 to October 1993. Mr. Zink has served as Chief Executive Officer of HKZ Enterprises, a real estate development company, since September 2004. Mr. Zink has served as a Director on the Board of Duke Realty Corporation and Windrose Medical Properties Trust. Mr. Zink brings to our Board of Directors expertise in real estate, financial and corporate governance matters as a result of his 20 years as an officer and a director of publicly traded companies.
Recommendation of the Board of Directors
The Board of Directors recommends that the stockholders vote FOR Proposal No. 1 to elect, Mr. May, Mr. Bettinelli, Mr. Castellani, Mr. Geiger, Ms. Langham, Mr. Roth, Mr. Smith, Mr. Starrett, Ms. Tierney and Mr. Zink as Directors until the next annual meeting of stockholders.

CORPORATE GOVERNANCE MATTERS AND
COMMITTEES OF THE BOARD OF DIRECTORS
Pursuant to our By-Laws, the Board of Directors has established five standing committees: the Audit, Compensation, Executive, Nominating and Corporate Governance and Real Estate Committees. We require a majority of our Board members and all members of each of the Audit, Compensation, Nominating and Corporate Governance and Real Estate Committees to be independent, as defined by the NYSE listing standards and the rules and regulations of the SEC.
The Board has determined, after a review of the relationships between and among each of the directors, the Company and its officers, and after consultation with, and upon the recommendation of, our Nominating and Corporate Governance Committee, that Gregory M. Bettinelli, Lawrence P. Castellani, Benjamin D. Geiger, Catherine A. Langham, John M. Roth, Michael L. Smith, Peter M. Starrett, Kathleen C. Tierney and Darell E. Zink are independent, as defined by the NYSE listing standards and SEC rules and regulations, and that no material relationships exist between any such independent directors and the Company other than by virtue of them being Directors and stockholders. Mr. May is not independent by virtue of his position as President and Chief Executive Officer. In addition, the Board has determined that the members of each of the Audit, Compensation and Nominating and Corporate Governance Committees are independent under the NYSE listing standards for each such committee, and, with respect to the Audit Committee, Rule 10A-3 of the Securities Exchange Act of 1934, as amended.
The Board of Directors met seven times during fiscal 2014. The non-employee independent directors (as defined by the rules of the NYSE) met four times during fiscal year 2014 in executive session without the presence of management directors or employees of the Company. Our executive sessions are presided over by the Chairman of the Board. All directors attended at least 75% of the Board meetings and meetings held by Committees of which they were members. Pursuant to Corporate Governance Guidelines adopted by the Board, Directors are expected to attend Board meetings on a regular basis and to attend the annual meeting of stockholders. All members of the Board attended the 2013 annual meeting of stockholders.
Committee Charters and Code of Business Conduct and Ethics
The charters of the Audit, Compensation, Executive and Nominating and Corporate Governance Committees, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics applicable to our officers, directors and employees are available on our website at www.hhgregg.com under the “Investor Relations” link. Once within the “Investor Relations” section of our website, click the “Corporate Governance” link. These documents are also available in print to stockholders upon request by contacting our Investor Relations department at: Investor Relations at hhgregg, Inc., 4151 E. 96th Street, Indianapolis, IN, 46240 or by calling (317) 848-8710 and ask for Investor Relations. Any waivers or substantive amendments of the Code of Business Conduct and Ethics will be disclosed on our website at www.hhgregg.com.

Standing Board Committees
The principal functions of each of our standing Board Committees, their members and the number of meetings held in fiscal 2014 are set forth below:

Committee Name and Members		Committee Functions	Number of Meetings in Fiscal 2014
Audit Smith(1) Langham Tierney	•	Oversees the integrity of our financial statements;	4
	•	Oversees our compliance with legal and regulatory requirements;
	•	Evaluates the independent auditors’ qualifications, performance and independence; and
	•	Reviews the performance of our internal audit function.

Compensation Castellani(1) Starrett Zink	•	Evaluate and recommend for approval by the Board compensation for selected senior executive officers of hhgregg;	6
	•	Set the compensation of the CEO and review his performance against set goals;
	•	Administer our equity compensation plans;
•
Evaluate and review the structure of compensation and benefits for directors, officers and employees, including setting pre-tax earnings goals and approving the payment of annual incentive awards under our incentive compensation plans; and

	•	Establish and communicate to the Board and to management our general compensation philosophy, as well as considerations for determining compensation for executive officers.

Nominating and Corporate Governance Langham(1) Roth Smith	•	Identify and recommend to the Board individuals to fill vacant Board positions and/or nominees for election as directors at the annual meeting of stockholders;	3
	•	Review the structure, independence and composition of the Board and its Committees and the Committee charters and make recommendations to the Board;
	•	Evaluate the performance of the Board and Committees and report findings to the Board;
	•	Nominate for Board approval the Chairman, and make recommendations to the Board regarding his or her respective roles;
	•	Review and make recommendations for amendments to our Code of Business Conduct and Ethics;
	•	Recommend to the Board and oversee the implementation of sound corporate governance principles and practices; and
	•	Develop and recommend to the Board procedures for a stockholder to send communications to the Board.

Real Estate Starrett(1) Castellani Tierney Zink	•	Review, evaluate and approve new real estate locations as proposed and requested by the Company’s management; and	2
	•	Review and evaluate store and market performance and assist the Company’s management in real estate related decisions.

Executive Smith(1) Geiger Roth	•	Make decisions and evaluate issues referred to the executive committee by the Board or the Chairman of the Board; and	4
	•	Act with full authority on behalf of the full Board between meetings.

(1)	Chairman of the Committee.

Nominees for Election as Directors
The Nominating and Corporate Governance Committee is responsible for leading the search for and evaluating qualified individuals to become nominees for election as directors. The Nominating and Corporate Governance Committee also considers nominees as proposed by stockholders. As provided in our Corporate Governance Guidelines and Director Nomination Policy, the Nominating and Corporate Governance Committee will seek Board candidates who possess and have exhibited integrity in business and personal affairs and whose professional experiences will assist the Board in performing its duties. The Nominating and Corporate Governance Committee has not established any specific, minimum qualifications for potential nominees. Pursuant to the Director Nomination Policy, the Nominating and Corporate Governance Committee’s process for evaluating nominees for director will generally not differ based on whether the nominee is recommended by a stockholder.
To recommend a prospective nominee for the Nominating and Corporate Governance Committee’s consideration, stockholders should submit the candidate’s name and qualifications in writing to our Corporate Secretary at the following address: hhgregg, Inc., Attention: Corporate Secretary, 4151 E. 96th Street, Indianapolis, IN, 46240. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. See “Stockholder Proposals” in this Proxy Statement for further information. Nominations must be delivered to the Corporate Secretary not less than 120 nor more than 150 days prior to the first anniversary of the date that our Proxy Statement is delivered to stockholders in connection with the preceding year’s annual meeting. See Section 2.12 of our By-laws for more information on procedural requirements. The Nominating and Corporate Governance Committee will evaluate new candidates by performing background checks, reviewing qualifications for specific skills that must be possessed by one or more of the members of the Board, and considering the extent to which the member promotes diversity among directors. While the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, the Committee believes that it is desirable that Board members represent a diversity of backgrounds, as well as a diversity of viewpoints and experiences. The Nominating and Corporate Governance Committee will extend invitations on behalf of us to join the Board or to be nominated for election as a director.
Board Leadership Structure
Our Corporate Governance Guidelines and By-Laws allow the Board to separate the roles of Chairman and Chief Executive Officer. Currently, the Board believes that the separation of the Chairman and Chief Executive Officer positions is the most appropriate structure for the Company. By having a separate Chairman and Chief Executive Officer, the Board believes that the Chief Executive Officer may devote more of his attention to managing the operations of the Company while the Chairman assumes the responsibility of providing leadership within the Board. Our Chairman provides guidance to our Chief Executive Officer and other executive officers and focuses on board oversight responsibilities and strategic planning. Having the Chief Executive Officer serve on the Board of Directors ensures that the Board contains the individual most familiar with the Company’s business and industry and most effective at identifying strategic priorities and implementation of the Company’s strategy, while also retaining an independent leader. The Board believes that the structure of its leadership may vary from time to time, depending on the circumstances of the Company and its succession planning. Therefore, in the future the Board will consider whether to maintain the separation of the roles of Chairman and Chief Executive Officer.
Board’s Role in Risk Oversight
The Board of Directors is responsible for overseeing the management and operations of the Company, including overseeing its risk assessment and risk management functions. The Board of Directors has delegated primary responsibility for reviewing the Company’s guidelines and policies with respect to risk assessment and risk management to the Audit Committee as part of its responsibility for the oversight of the Company’s financial matters and regulatory compliance. The Company’s Director of Internal Audit, who reports to the Audit Committee, has developed an enterprise risk management (ERM) framework through which management has identified the key areas of risk that we face. Upon review of the risks identified by management, the Audit Committee may approve management’s recommendation to assign certain risk areas for oversight by appropriate committees of the Board, or by the full Board of Directors. The Company’s Director of Internal Audit also reviews risk areas with senior management on a regular basis. The Compensation Committee has primary responsibility for oversight of risk related to compensation matters, as more fully described elsewhere in this Proxy Statement.
Communication with the Board of Directors
Stockholders and other interested parties may communicate with the Board of Directors or the non-management directors as a group by sending correspondence addressed to the applicable party to: Board of Directors, hhgregg, Inc., 4151 E. 96th Street, Indianapolis, IN, 46240. Pursuant to procedures approved by the independent members of the Board of Directors, all such correspondence related to the Board’s duties and responsibilities will be reviewed by our Corporate Secretary and forwarded to the Chairman of the Board. All such correspondence will be available to any of the Directors upon request.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that hhgregg, Inc. specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.
During fiscal 2014, Michael L. Smith served as Chairman of the Audit Committee of the Board of Directors. The other members of the Audit Committee during fiscal 2014 were Catherine A. Langham and Kathleen C. Tierney. The Board of Directors has determined that all members of the Audit Committee are independent and are financially literate as required by the NYSE listing standards, and that Mr. Smith is an “audit committee financial expert,” as defined by SEC rules, and has accounting or related financial management expertise, as required by the NYSE’s listing requirements.
The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for fiscal 2014 with our management. The Audit Committee has discussed with KPMG LLP, our independent registered public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, and as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
The Audit Committee has received the written disclosures and the letter from KPMG required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG its independence.
Based on the Audit Committee’s review and the discussions noted above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our fiscal 2014 Annual Report on Form 10-K for filing with the SEC.
THE AUDIT COMMITTEE
Michael L. Smith (Chair)
Catherine A. Langham
Kathleen C. Tierney

NON-DIRECTOR EXECUTIVE OFFICERS
The following table lists our executive officers who are not directors, as of May 30, 2014:

Name	Age	Position with our Company
Andrew S. Giesler	36	Interim Chief Financial Officer
Jeffery G. Haines	55	Chief Merchandising Officer
Julie C. Lyle	51	Chief Marketing Officer
Troy H. Risch	46	Chief Operating Officer
Trent E. Taylor	55	Chief Information Officer
Charles B. Young	50	Chief Human Resources Officer

Andrew S. Giesler, our Interim Chief Financial Officer, joined us in May 2007. Mr. Giesler was appointed to serve as Interim Chief Financial Officer on January 31, 2014. He has served the Company in several roles since joining the Company in May 2007, including Senior Vice President, Finance; Vice President, Finance; Vice President, Controller and Director of Finance and Investor Relations. From 2004 until May 2007, Mr. Giesler served as Assistant Controller at The Steak n' Shake Company. Prior to that he served in various roles at KPMG LLP.
Jeffery G. Haines, our Chief Merchandising Officer, joined us in March 2013. Mr. Haines has over 30 years of retail experience, including merchandising and advertising. From January 2008 through October 2011, Mr. Haines served as Chief Executive Officer of NSA Media, an advertising agency and a division of the InterPublic Group of Companies. From 2004 through December 2007, Mr. Haines served as President of the Alliance Media Division, a print media division of NSA Media. Prior to 2004, Mr. Haines served for 24 years as a senior executive for Sears, Roebuck and Company, with his last position as Vice President, Strategic Retail Marketing and also served in the roles of Vice President & GMM and Divisional Merchandise Manager.
Julie C. Lyle, our Chief Marketing Officer, joined us in December 2013. From October 2008 to September 2012, Ms. Lyle served in the role of Chief Marketing Officer for Prudential Corporation-Asia based in Hong Kong. From 2006 to 2008, Ms. Lyle held the role of Chief Merchandising and Marketing Officer for Pamida Holdings Company. She also served as Senior Vice President/Corporate Officer, Marketing, Advertising and Administration and Vice President International Marketing for Walmart Stores from 2001 to 2006.
Troy H. Risch, our Chief Operating Officer, joined us in May 2014. From January 2013 to May 2014, Mr. Risch served as Executive Vice President of Store Operations at Radioshack Corporation. Prior to this, Mr. Risch held a variety of operational leadership positions with Target Corporation, including Executive Vice President of Stores. Mr. Risch brings nearly 25 years of experience in general management, sales and marketing, real estate and operations within the retail industry.
Trent E. Taylor, our Chief Information Officer, joined us in September 2011. From July 2009 to September 2011, Mr. Taylor worked as an independent IT consultant. From 1992 to June 2009, Mr. Taylor served in a number of roles for Walgreen Company, with his last position as Executive Vice President. Mr. Taylor has over 25 years of experience in the information technology field, including systems architecture, data center infrastructure, networking, applications and e-commerce.
Charles B. Young, our Chief Human Resources Officer, joined us in January 2008 as Vice President of Human Resources. Mr. Young was named Chief Human Resources Officer in June 2008. Prior to joining our Company, Mr. Young served as Vice President of Human Resources Store Operations and Supply Chain for the Sears Holding Company, a retail company, from February 2006 to December 2007. He also served in the role of Vice President of Human Resources—Sears Retail Stores (April 2005—February 2006) and the Director of Human Resources (July 2004—April 2005) while working for Sears.

COMPENSATION COMMITTEE REPORT
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that hhgregg, Inc. specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.
During fiscal 2014, Lawrence P. Castellani served as Chairman of the Compensation Committee of the Board of Directors. The other members of the Compensation Committee during fiscal 2014 were Peter M. Starrett and Darell E. Zink.
Our Compensation Committee is currently comprised entirely of three independent directors who meet independence, experience and other qualification requirements of the NYSE listing standards, and the rules and regulations of the SEC. The Compensation Committee operates under a written charter adopted by the Board. Our Compensation Committee charter can be viewed by connecting to www.hhgregg.com, under the "Investor Relations" link.
The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis presented in this Proxy Statement with management, and based upon such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
THE COMPENSATION COMMITTEE
Lawrence P. Castellani (Chair)
Peter M. Starrett
Darell E. Zink

COMPENSATION DISCUSSION AND ANALYSIS
Our Compensation Discussion and Analysis describes the material elements of executive compensation including the principles underlying our executive compensation policies, decisions and other important factors relevant to an analysis of those policies and decisions. Our Compensation Committee is responsible for the oversight of these plans for executives and directors. The financial results of the Company are reflected in our named executive officer awards as outlined in the Compensation Discussion and Analysis that follows. Our named executive officers for fiscal year 2014 were:

•	Dennis L. May, President and Chief Executive Officer

•	Andrew S. Giesler, Interim Chief Financial Officer

•	Charles B. Young, Chief Human Resources Officer

•	Jeffery G. Haines, Chief Merchandising Officer

•	Gregg W. Throgmartin, Former Executive Vice President and Chief Operating Officer*

•	Jeremy J. Aguilar, Former Chief Financial Officer*
*Mr. Throgmartin resigned from the Company as of March 31, 2014 and Mr. Aguilar resigned from the Company as of January 31, 2014.

The Compensation Discussion and Analysis is divided into three sections:

•
Compensation Philosophy, Objectives and Process. A discussion of our compensation philosophy, the objectives of our compensation programs and policies, and the process we use to determine executive compensation.

•	Key Elements of Compensation. A discussion and analysis of certain key compensation elements in our compensation program including base pay, incentives, equity and perquisites.

•
Other Compensation Matters. A discussion of programs and policies that is generally applicable to the named executive officers including executive severance, health and welfare benefits, and other perquisites.

The Compensation Discussion and Analysis should be read in conjunction with the section below entitled “Executive Compensation” where you will find a number of tables detailing specific information about compensation earned by each of our named executive officers in fiscal 2014.
Compensation Philosophy, Objectives and Process
Philosophy. We believe our success depends on our commitment to serve our customers and work as a team to deliver a superior customer purchase experience. We aim to make our compensation programs competitive, which allows us to attract and retain individuals whose skills are critical to our long-term success. We structure our compensation programs to reward and motivate superior individual and team performance among our executives and our associates in attaining business objectives and maximizing stockholder value. Our compensation awards are based on the fundamental principle of aligning the interests of our executives with those of our stockholders. The primary means for achieving this fundamental principle is incorporating the concept of “pay for performance” in our compensation programs and policies. Therefore, our named executive officer compensation, while targeted to a market median overall (as described below), is heavily leveraged with a combination of long-term equity and annual cash incentive compensation, while base pay is targeted to below market median levels. We believe that our compensation programs coupled with growth and development opportunities for our executives and other associates and a positive work environment built on trust and respect help solidify our executives’ commitment to deliver a superior customer purchase experience and links our executives’ efforts to our corporate objectives and the stockholders’ interests.
Objectives. We believe our compensation programs and policies should serve to fulfill many objectives including to (i) attract and retain executives with the knowledge, entrepreneurial skills and the competencies we require; (ii) motivate these executives to execute our short and long-term business strategies successfully; (iii) reward executives for achieving superior performance and maximizing stockholder value; and (iv) promote a culture of pay for performance by maintaining a flexible compensation structure with an emphasis on incentive and equity plan components in order to align the interests of executives and stockholders on short and long-term goals.
Process. The Compensation Committee annually reviews our compensation philosophy and objectives and oversees the design, competitiveness and effectiveness of compensation programs for our named executive officers. The Board has given the Compensation Committee the authority to determine and approve the compensation (including base salaries, annual incentives and long-term incentives), performance goals and achievement of goals for our named executive officers, approving all rewards under the hhgregg, Inc. 2007 Equity Incentive Plan and overseeing compensation programs for our named executive officers. In addition, the Compensation Committee provides oversight of management’s decisions regarding the performance-based equity and non-equity compensation of our non-executive officers. The Compensation Committee reviews all proposed executive compensation plans, amendments to executive compensation plans, equity grants, and compensation packages for newly hired executive officers. The Compensation Committee’s charter, which can be found in the "Investor Relations" section of our website at www.hhgregg.com, details the specific objectives and responsibilities of the Compensation Committee. Decisions regarding non-equity compensation for non-executive employees are made by management.
The Compensation Committee establishes all elements of the named executive officers’ compensation, and prepares an overview for full Board review.
Compensation Program for Fiscal 2014. The Compensation Committee considers several internal factors to determine and approve our executive compensation. The material internal factors that are assessed include (i) the value of the named executive officer’s position relative to other executive officer positions based on the scope of primary job responsibilities and its impact on organizational performance; (ii) the named executive officer’s level of industry and functional knowledge and personal contribution to our strategic and operational success; (iii) the named executive officer’s ability to lead, inspire and influence others in a positive and constructive manner; and (iv) the named executive officer’s outstanding equity awards, performance-based incentives and compensation history.
For fiscal 2014, the Compensation Committee considered these material internal factors against the 2013 Retail Executive and Management Total Remuneration Report (“Remuneration Report”) prepared by the Hay Group®, an independent compensation consultant. The Remuneration Report provides compensation data on a broad group of 137 retail organizations and their divisions, and provides a frame of reference for the Compensation Committee to consider as it makes decisions about base salary, annual incentives and long-term incentives for our executive officers. The Compensation Committee used a subset of 33 of these companies with revenues between $500 million and $4.9 billion in their analysis. The subset of companies in the Remuneration Report are set forth below.
Specifically, the Compensation Committee compared the compensation of our named executive officers to the Remuneration Report’s compensation data based on job description and title. The Compensation Committee used the Remuneration Report primarily to ensure that a named executive officer’s total compensation would be competitive by falling within the median to slightly above median range of comparative pay of the subset of 33 companies in the Remuneration Report if we achieved our target performance levels for the annual and long-term incentive plans described below. The Compensation Committee aims to pay out incentive compensation based on the achievement of performance targets at a level above the median range and base salaries at a level below the median range of compensation paid by comparable companies in the Remuneration Report. Thus, the Compensation Committee intends to set the overall compensation level of our named executive officers at a level higher than the median level when our performance exceeds targeted levels and lower than the median level when our performance is lower than targeted levels. For fiscal 2014, the total cash compensation in the aggregate earned by our named executive officers was below the median range of aggregate comparative pay in the Remuneration Report subset because no annual incentive compensation was earned for fiscal 2014. For fiscal 2014, the total long term equity incentive compensation earned by our named executive officers was competitive to the companies in the Remuneration Report subset. This was due in part to our commitment to align the compensation of our named executive officers with the long-term interests of our stockholders, and in part due to the increase in the fair value of stock options granted on last year’s grant date when compared to prior year values.
In addition, we conducted a review of proxy statements and compensation practices of 11 geographically dispersed retailers (listed below) with revenues of $315 million to $4.1 billion to assess the competitiveness of our named executive officers’ base salary, incentive compensation, equity compensation and perquisites. From this review we gained insight on base salary, incentive compensation and equity programs in our industry as well as the competitiveness of our severance programs and perquisites. The Compensation Committee reviewed equity grant practices in terms of the use of restricted, cash and phantom share plans in addition to non-qualified stock options. The Compensation Committee also reviewed key perquisites offered to named executive officers. The Chief Executive Officer and Chief Financial Officer were matched directly to their peers. Market data and internal benchmarking was reviewed to compare the Interim Chief Financial Officer's base salary, incentive compensation and option awards, resulting in no change to his base salary, but a one time cash incentive award was granted to compensate him for his time served in the interim role. The Chief Operating Officer was matched directly to his peers or to the second highest paid executive officer and the other named executive officers were compared to the fifth highest paid named executive officer in each of the 11 retailers included in the proxy review. The fifth highest paid officer was selected as the minimum threshold for reasonable comparison because we could not directly match these officers to the proxy data by title due to the limited number of like titled officers in the proxy data. From this review, we determined that with respect to our total compensation package, we lag in base salary but are above average in target annual incentive compensation and stock awards compared to the group of 11 retailers. By remaining above market in target annual incentive, we remain competitive to the group of 11 retailers in total remuneration if target is achieved.

From time to time we may engage external executive compensation consultants to update compensation analysis related to executive compensation. The Compensation Committee did not engage a compensation consultant for fiscal 2014.
Companies reviewed in the fiscal 2014 analyses included:
Remuneration Report Companies

Abercrombie & Fitch	Coach	Movado Group
American Eagle Outfitters	DSW	New York & Company
Ann Inc.	Express	Perry Ellis International
Ascena Retail Group	Fifth & Pacific Companies	Pier 1 Imports
Big Lots	Finish Line	Stage Stores
Bon-Ton Stores	Fossil	Tiffany & Co.
Cabela's	Fresh Market	Tractor Supply Company
Carter's	GNC	Ulta Salon, Cosmetics & Fragrence
CBRL Group - Cracker Barrel	Gordman Stores	United Natural Foods
Chico's	Harris Teeter	Williams Sonoma
Children's Place	Lululemon Athletica	Zale

Proxy Companies

Bassett Furniture	Conn’s	Radio Shack
Big Lots	Lumber Liquidators	Tractor Supply Company
Bon-Ton	Pep Boys	Zale
Cabela’s	Pier 1 Imports

Key Elements of Compensation
For fiscal 2014, our compensation program for named executive officers primarily consisted of four elements including (i) base salary; (ii) annual incentive; (iii) long-term incentive; and (iv) health, retirement and other benefits.

Pay Element	Objective	Key Features
Base Salary	To attract and retain leadership talent and to provide a competitive base of compensation that recognizes the executive’s skills, experience and responsibilities in the position.	Provide a fixed level of cash compensation for executives’ performance of day-to-day responsibilities.

Annual Incentive Awards	To provide executives with a clear financial incentive based on achievement of critical short-term financial and operating goals and strategic initiatives.	Annual cash payout based on achievement of performance targets over the fiscal year.

Long-Term Incentive Awards
To align significant portions of executive compensation to our long-term performance as measured by objectives and performance targets.

This component serves to promote an ownership culture, as well as motivate and retain executive talent.
Annual grants of stock options, and/or restricted stock unit awards with time-based and/or performance-based vesting.

Benefits	To provide reasonable, market comparable benefits intended to attract and retain high performing executives.
Named executive officers participate in health and welfare, retirement and time-off benefit plans that are generally available to all eligible employees. In addition, we contribute to the 401(k) Plan and provide group term life, salary continuation and, in certain circumstances, an auto allowance.

No additional perquisites are routinely offered to executives.

Overall, the Compensation Committee seeks to strike a balance among these four components, with an emphasis on ensuring that a majority of the total potential compensation for our named executive officers is significantly at risk and tied to overall Company performance.
Base Salary. Base salary is designed to provide a specific level of cash compensation that is fixed, competitive and appropriate for each named executive officer. The base salaries are reviewed annually as part of our annual compensation program review. The Compensation Committee balances the consideration of the factors described below with a review of the base salary of our named executive officers as compared to base salary information found in the Remuneration Report, which provides confirmation regarding the competitiveness of our executive’s total remuneration. For each named executive officer, the Compensation Committee generally aims to position base salaries below the 50th percentile of the base salary for that executive officer position for the subset of 33 retail companies surveyed in the Remuneration Report. We use the 50th percentile of the base salary as set forth in the Remuneration Report as a baseline for comparing compensation for a particular executive officer position.
In establishing named executive officer base salary levels and potential increases, the Compensation Committee also considers skills, experience, responsibility and annual performance evaluations. Furthermore, the Compensation Committee considers our financial performance to set salary budgets that determine annual salary increases for executive officers. Merit increase data reported in salary budget surveys from WorldatWork, HayGroup, Aon Hewitt, Mercer, Towers Watson, CompData, Conference Board, ERI, Kenexa and Culpepper are also taken under consideration by the Compensation Committee. The surveys reported projected fiscal 2014 executive merit increase budgets ranging from 2.9% to 3.0%.
When evaluating our performance to determine base salary, weightings are established for business metrics and leadership factors. For fiscal 2014, 50% of the performance weightings were based on metrics such as sales, adjusted EBITDA and selling, general and administrative expenses as well as departmental metrics. The remaining 50% was based on individual performance relative to eight defined leadership factors. The eight defined leadership factors considered by the Compensation Committee for determining base salary levels for fiscal 2014 were: (1) change initiative, (2) customer service, (3) business knowledge, (4) sense of urgency, (5) team skills, (6) developing associates, (7) problem solving skills, and (8) two-way communication skills. The same eight factors were considered for each named executive officer. The resulting average total increase in salary for the named executive officers as a group was 7% in fiscal 2014, which included performance-based merit increases and remuneration adjustments based on our Remuneration Report subset and peer proxy analysis. The average total increase in salary includes increases of 17% for Mr. May, 5% for Messrs. Throgmartin, Giesler and Young, 3% for Mr. Aguilar and no change in Mr. Haines' salary. The following chart summarizes the annualized base salary changes from fiscal 2013 to fiscal 2014 for the named executive officers:

Name	Fiscal 2013 Base Salary	Fiscal 2014 Base Salary	Increase Percentage
Dennis L. May	560,000	657,200	17%
Andrew S. Giesler	178,500	187,425	5%
Charles B. Young	248,400	260,820	5%
Jeffery G. Haines*	315,000	315,000	—%
Gregg W. Throgmartin	327,132	343,489	5%
Jeremy J. Aguilar	312,350	321,721	3%
*Mr. Haines joined the Company in March 2013, and therefore was not eligible for a base salary increase for fiscal 2014.
The Compensation Committee also exercises its judgment regarding base salary decisions for each named executive officer. For example, if the Company experiences strong financial performance, but an individual named executive officer has fallen short of achieving his or her individual performance expectations, the Compensation Committee may exercise its judgment in approving no increase, or a smaller salary increase, than would have been the case if the named executive officer had achieved his or her individual performance expectations. Conversely, if the executive officer’s individual performance has been outstanding, he or she may receive a salary increase even when the Company’s financial performance may have failed to meet expectations. For fiscal 2014, the Compensation Committee did not exercise discretion in setting base salaries.
Annual Incentive. Our annual incentive compensation plan is designed to provide a cash incentive to our named executive officers to achieve and exceed annual business objectives and goals. Before the end of the first quarter of our fiscal year, the Compensation Committee establishes the goals for the relevant fiscal year, which are described below. The annual incentive compensation targets are intended to be challenging but achievable if our performance for the fiscal year exceeds adjusted EBITDA targets. The at-risk element of annual incentive compensation reinforces a flexible compensation structure with a variability that aligns the interests of our named executive officers and stockholders. Generally, the Compensation Committee sets performance metrics to ensure that the minimum and maximum level of annual incentive compensation is appropriate relative to projected performance such that the relative difficulty of achieving the target is consistent from year to year. The Compensation Committee aims to position annual incentive compensation above the median of the incentive compensation for the comparable company subset group in the Remuneration Report, because base salary pay is typically lower than average, and to bring total cash compensation to a competitive level, annual incentive compensation is set above the 50th percentile. The amount of annual incentive compensation is based on a percentage of base salary for each named executive officer.
The target annual incentive compensation for fiscal 2014, which was established by our Compensation Committee in conjunction with our annual budgeting process, was established at approximately 100% of the respective base salaries for each of our named executive officers. The target level of annual incentive compensation is the amount intended to be awarded if we meet our adjusted EBITDA target for the year. In fiscal 2014, the Compensation Committee established a maximum annual incentive compensation payout of 150% of target annual incentive compensation for our named executive officers for performance in fiscal 2014 to reward exceptional performance relative to our adjusted EBITDA target.
Our annual incentive compensation for executive officers is tied to the attainment of adjusted EBITDA targets that, if achieved, must also fund any annual incentive payments under the plan. We use adjusted EBITDA, which is a non-GAAP measure, to measure our performance when establishing annual incentive targets because it facilitates performance comparisons from period to period by excluding certain non-recurring or non-cash items, thereby presenting what we believe to be the most accurate measure of our core operating results at that point. Please see Annex A to this Proxy Statement for a reconciliation of this non-GAAP measure. The adjusted EBITDA targets are set based on planned budget and profit projections for the year as compared to the prior year’s actual results. In order to achieve a 100% target annual incentive payout for fiscal 2014, we needed to achieve an adjusted EBITDA target of $96.4 million inclusive of the charge associated with the annual incentive payout.

The following table shows the adjusted EBITDA targets for achieving threshold, target and maximum annual incentive compensation as well as the payout at each level:

	Adjusted EBITDA		% Payout of Base Salary
Threshold	$89.1	million	50%
Target	$96.4	million	100%
Maximum	$114.8	million	150%
In fiscal 2014, we did not achieve the threshold level of adjusted EBITDA and as a result the payout percentage was 0% of each executive officer’s target award, or 0% of base salary. Awards are not typically modified for individual performance, but if they were, positive or negative discretionary adjustments must be approved by the Compensation Committee. There were no adjustments resulting in payouts made in fiscal 2014. EBITDA may be adjusted to exclude certain items as deemed appropriate by the Compensation Committee, including asset impairments, loss related to the early extinguishment of debt and life insurance proceeds received related to a key man life insurance policy.
The aggregate amount of annual incentive compensation paid to all employees (including executive officers) eligible to participate in the annual incentive compensation plan constitutes the “bonus pool” for that year. If the threshold adjusted EBITDA is achieved, the bonus pool is funded with a pro rata portion of the percentage to be funded for the level of adjusted EBITDA achieved; however if the threshold is not achieved the payout is zero. As a result, the “bonus pool” does not place any limitations on the amount of the annual incentive compensation awards and is merely a calculation of the aggregate awards that are payable based on the level of adjusted EBITDA that is achieved for that year. However, as noted above, there are caps on the maximum amount of an award for any individual participant, and the adjusted EBITDA target is inclusive of the charge associated with the annual incentive compensation.
Long-term Incentive. Long-term incentive compensation may be issued in the form of stock options, restricted stock units, or RSUs, or performance-based restricted stock units, or PRSUs, and is designed to align the interests of our executive officers with the interests of our stockholders and our multi-year growth plan. To connect our executives to our long-term success and create alignment with stockholders, our named executive officers received stock option awards during fiscal 2014. We did not award RSUs or PRSUs to our named executive officers in fiscal 2014. The Compensation Committee believed that offering stock options was a better equity vehicle to align the stockholders interest with long-term Company performance. We believe the stock options awarded allow us to stay competitive in the marketplace relative to our peer group, while further aligning our executive compensation philosophy with the long term goals of our stockholders. We set long-term incentives above the median of our peers to promote an ownership culture, maximize stockholder value over time and represent our strongest generator of retention for our key executives.

The hhgregg, Inc. 2007 Equity Incentive Plan, or the Equity Incentive Plan, authorizes us to grant incentive and nonstatutory options, restricted stock, stock appreciation rights, restricted stock units, performance-based restricted stock units and stock grants to our officers, directors, consultants and key employees. Our Compensation Committee oversees the administration of our Equity Incentive Plan under which 3,375,711 shares have been granted as of March 31, 2014. The Compensation Committee is authorized to grant up to 6,000,000 shares of our common stock under the 2007 Equity Incentive Plan. Of this number, 1,086,908 are available for grant as of May 30, 2014. We are proposing to amend the 2007 Equity Incentive Plan to increase the number of shares under the 2007 Equity Incentive Plan to 9,000,000. See Proposal No. 3 elsewhere in this Proxy Statement for more information.
In determining the number of stock options to be granted to executives, we consider the individual’s position, scope of responsibility, contribution, market practices and the value of the stock option grant in relation to other elements of the individual’s total compensation.
The Compensation Committee grants stock options under the Equity Incentive Plan, which are issued at the closing price of our common stock on the date of grant as quoted on the NYSE. The Compensation Committee has never granted options with an exercise price that was less than the closing price of the Company’s common stock on the grant date, nor has it granted options that are priced on a date other than the grant date. All of the stock options granted to our named executive officers are non-qualified options that vest in three equal annual installments beginning on the first anniversary of the date of grant and terminate on the seven-year anniversary of the date of grant. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

Historically, the Compensation Committee has granted stock options at the commencement of an executive’s employment or at the time of the Compensation Committee’s regularly scheduled meeting occurring sometime between February and May. The majority of our stock option grants are made annually as part of a long-term incentive award program, with the grant date specified in advance as part of a Compensation Committee resolution. We have never granted, nor do we ever intend to grant, options immediately prior to, or simultaneous with, the release of material, non-public information. In fiscal 2014, 27% of options granted to all of our employees were awarded to named executive officers.
In fiscal 2014, the Compensation Committee established annual long-term equity incentive opportunities for each named executive officer by granting stock options, based on their estimated value on the date of grant. The Compensation Committee granted an aggregate of 245,520 stock options to our named executive officers.
The following table sets forth the stock options granted to our named executive officers in fiscal 2014:

Executive	Stock Options
Dennis L. May	88,200
Andrew S. Giesler	20,160
Charles B. Young	30,240
Jeffery G. Haines	12,000
Gregg W. Throgmartin	54,600
Jeremy J. Aguilar	40,320
Total	245,520

Following the end of fiscal 2013, the Board, in consultation with the Compensation Committee, reviewed our long-term incentive awards and decided to permit certain employees, including our named executive officers, to exchange outstanding and unexercised stock options, whether vested or unvested, for new options with new vesting terms on a one-for-one basis, the "Exchange Offer".  Under the Exchange Offer, employees who chose to participate received new options with an exercise price per share equal to the greater of (a) $10.00 or (b) the closing price of the Company's common stock, as reported on the NYSE on May 1, 2013, with such new options vesting over a three year period in equal installments on each of the first three anniversaries of the grant date. The exercise price per share of each new option was equal to $13.56, the closing price of our common stock on the NYSE on May 1, 2013.  Options granted prior to July 19, 2007 were not eligible for exchange.

The purpose of the Exchange Offer was to foster retention of our employees and better align the interests of our employees and our stockholders to maximize stockholder value.  We issued the previously outstanding options to attract and retain the best available personnel and to provide additional incentive to our employees. However, some of our previously outstanding options were “underwater” having exercise prices that were higher than the then current market price for our stock.  We structured the Exchange Offer as a one-for-one exchange with a new extended vesting period and a minimum exercise price of $10.00 per share in order to appropriately balance the need to incentivize the interests of our employees with the interests of our stockholders.

A total of 58 eligible participants tendered, including Messrs. May, Giesler, Young, Throgmartin and Aguilar. The Company accepted for cancellation, options to purchase an aggregate of 898,665 shares of the Company's common stock representing approximately 31% of the options eligible for exchange.  The Company will recognize the incremental expense resulting from this Exchange Offer, aggregating $1.4 million, over the three-year vesting period of the new options. The incremental fair value of the shares tendered by those named executive officers who participated in the Exchange Offer is included in the 2014 Summary Compensation Table.

Further details about our Exchange Offer are included in the Schedule TO-1, as amended, that we filed with the SEC on April 2, 2013.
Health, Retirement, Perquisites and Other Benefits. We provide our named executive officers with perquisites and benefits that the Compensation Committee deems reasonable and consistent with our overall executive compensation philosophy and programs and common practices in the retail industry. These programs are reviewed by the Compensation Committee annually to ensure they support the attraction and retention of executive officers, and to ensure the programs continue to be reasonable and competitive.
Executive officers are eligible to participate in a defined contribution 401(k) plan, along with and on the same terms as other eligible associates of the Company. Generally, an executive officer’s ability to accumulate retirement savings through the 401(k) plan is limited due to Internal Revenue Service limitations with respect to highly compensated employees. Thus, in July

2013 a newly established non-qualified deferred compensation plan was offered to key employees including our executive officers, which provides an additional opportunity to defer compensation on a pre-tax basis and to accumulate tax-deferred earnings. A participant may elect to have their compensation deferred up to 80% of base salary and 100% of their performance based compensation. The company contributes Employer Discretionary Credits to the executives' deferred compensation account in the form of an employer match. For fiscal 2014, the Company matched 25% on the first 10% contributed by the executive, beginning after the participants first year of service. This amount will be determined by the company each plan year. Participant deferrals are 100% vested immediately and on a 5 year vesting schedule for Employer Discretionary Credits. We believe that this program plays an important role in attracting and retaining executive talent.
Our executives are eligible to participate in all of our associate benefit plans, including medical, dental, vision, long-term and short-term disability, life insurance and employee discount, in each case on the same basis as our other eligible employees. The cost of both employment and post-employment benefits is partially borne by the employee, including our named executive officers. For fiscal 2014, our named executive officers were entitled to $300,000 in additional life insurance coverage the premiums for which were paid by us. Upon termination, the executive may continue the life insurance coverage at their own expense. Our named executive officers receive short term disability coverage at no cost to them. Upon an approved short-term disability claim, our named executive officers would receive salary continuation for six weeks at 100% of base rate of pay. If short-term disability exceeds six weeks, our named executive officers would receive 50% of their base rate of pay for up to an additional six weeks. If the named executive officer remains disabled after 12 weeks, the Company’s long-term disability plan would apply.
Other Compensation Matters
Executive Employment Agreements. In addition to the other compensation elements described in this Proxy Statement, we have employment agreements with certain named executive officers, aligned with the practices of other companies in the retail industry. The employment agreements include certain provisions providing for the payment of severance benefits in certain circumstances. The amounts of the severance benefits set forth in these employment agreements were considered as part of each named executive officer’s overall compensation package and were deemed to be within the range of reasonable severance or change-in-control benefits for named executive officers based on market practices at the time negotiated. These employment agreements are intended to preserve morale, productivity and encourage retention in the face of the disruptive impact of an actual or rumored change in control of the Company. In addition, the agreements are intended to align executive and stockholder interests by enabling our executives to consider corporate transactions that are in the best interests of the stockholders without undue concern over whether the transactions may put the executive’s employment at risk. Additional information regarding these employment agreements and the potential payments due under these agreements can be found below in the sections titled “Employment Agreements” and “Potential Payments Upon Termination or Changes in Control.”
Tax Considerations. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction for compensation in excess of $1.0 million paid to our named executive officers, excluding the Chief Financial Officer. Qualifying performance-based compensation is not subject to the deduction limitation if specified requirements are met. We generally intend to structure the performance-based portion of our named executive officer compensation, when feasible, to comply with exemptions in Section 162(m) so that the compensation remains tax deductible to us. However, our Board of Directors or Compensation Committee may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.
Accounting Treatment. We account for stock-based awards based on their grant date fair value, as determined under accounting guidance on stock compensation. Compensation expense for these awards is recognized on a straight-line basis over the requisite service period of the award. If the award is subject to a performance condition, however, the cost will vary based on our estimate of the number of shares that will ultimately vest based upon performance.
Compensation Committee Interlocks and Insider Participation. None of our Compensation Committee members is or has ever been an executive officer of the Company. To our knowledge, there were no relationships involving members of the Compensation Committee or our other Directors which require disclosure in this Proxy Statement as a Compensation Committee interlock.
Executive Stock Ownership Guidelines. We have not adopted formal stock ownership guidelines for our executive officers and non-employee directors. However, our executive officers collectively beneficially own 5.8% of our common stock as of June 6, 2014. This number does not include the beneficial holdings of Mr. Throgmartin, who resigned effective March 31, 2014 or Mr. Aguilar, who resigned effective January 31, 2014. Our non-employee directors collectively beneficially own 2.6% of our common stock as of June 6, 2014. This number does not include the beneficial holdings of Mr. John Roth due to his affiliation with Freeman Spogli & Co.

Use of Non-GAAP Financial Measures. Our Compensation Discussion & Analysis contains certain non-GAAP financial measures. To supplement our consolidated financial statements presented on a GAAP basis, the Company discloses certain non-GAAP financial measures, including adjusted EBIDTA that exclude certain amounts. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles in the United States. Please see Annex A to this Proxy Statement for a reconciliation of this non-GAAP measure.
Risk Assessment of Overall Compensation Program Risk
The Compensation Committee is responsible for reviewing and overseeing compensation and benefits programs and policies applicable to the named executive officers and other executives and managers. We do not believe that our compensation policies and practices include any components that are reasonably likely to have any adverse material impact on us. In reaching this conclusion we considered factors such as:

•	Our compensation program includes a blend of both fixed and variable, at-risk compensation.

•
The annual incentive and long term incentive plan are designed to reward both short-term and long-term results. This design mitigates an incentive for short-term risk taking that would be detrimental to our long-term interests.

•
Maximum annual incentive plan award payouts are capped at 150% of target for named executive officers and other senior vice presidents and 120% of target for other executives. These limits are market based, conservative and mitigate excessive risk taking, since the maximum awards are limited under our plan.

•
A percentage of executive officer incentive compensation is based on our overall performance. This limits any actions that would maximize the performance of our departments, at the detriment of another.

•
While our executive officers are not subject to stock ownership guidelines, they collectively hold 5.8% of our outstanding shares of common stock as of June 6, 2014. We believe their large, long-term stake in the Company ensures that they consider the interests of the Company and the stockholders and discourages excessive risk taking that could negatively impact the price of our common stock.

•
Our incentive compensation programs are designed with payout curves that are relatively smooth, and do not contain any “cliffs” that might encourage executives to adopt risk in order to exceed the next payout hurdle.

•
All equity awards are subject to either timed-based and/or performance-based vesting, and typically vest over a three-year period. Consequently, because the vesting of these awards is fixed and non-discretionary, the awards promote an employee’s long-term commitment to us and are not predicated on or influenced by an individual’s excessive risk taking. Rather, the value of the award is tied to our stock price or performance.

Executive Compensation
Summary Compensation Table
The following table sets forth information concerning fiscal 2014, 2013 and 2012 compensation of our named executive officers:

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)		Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All other Compensation ($)(12)	Total ($)
Dennis L. May	2014	$657,200	$—	$—	$827,566	(6)	$—	11,375	$11,488	$1,507,629
President and Chief	2013	$560,000	$—	$387,702	$282,447		$11,098	—	$19,585	$1,260,832
Executive Officer	2012	$486,000	$—	$506,940	$327,379		$10,749	—	$20,018	$1,351,086

Andrew S. Giesler*	2014	$187,425	$37,500	$—	$174,185	(7)	$—	1,471	$9,525	$410,106
Interim Chief								—
Financial Officer								—

Charles B. Young	2014	$260,820	$—	$—	$294,335	(8)	$—	2,708	$8,259	$566,122
Chief Human
Resources Officer

Jeffery G. Haines	2014	$315,000	$—	$—	$87,361	(9)	$—	—	$154,211	$556,572
Chief Merchandising
Officer

Gregg W. Throgmartin**	2014	$343,489	$—	$—	$555,768	(10)	$—	—	$34,623	$933,880
Former Executive Vice	2013	$327,132	$—	$212,856	$188,298		$4,656	—	$17,084	$750,026
President, Chief	2012	$302,900	$—	$278,320	$218,253		$4,509	—	$16,829	$820,811
Operating Officer

Jeremy J. Aguilar**	2014	$321,721	$—	$—	$410,806	(11)	$—	3,248	$21,368	$757,143
Former Chief	2013	$312,350	$—	$133,795	$150,638		$2,823	—	$11,638	$611,244
Financial Officer	2012	$289,200	$—	$174,944	$174,602		$2,734	—	$11,235	$652,715
* Mr. Giesler was not a named executive officer for fiscal years 2013 and 2012 as reported in this table. In accordance with SEC rules, we are reporting data only for the fiscal years in which he was a named executive officer.
** Mr. Throgmartin resigned from his position as Executive Vice President, Chief Operating Officer effective March 31, 2014 and Mr. Aguilar resigned from his position as Chief Financial Officer effective January 31, 2014.

(1)
In connection with his appointment as interim Chief Financial Officer, Mr. Giesler is entitled to receive a bonus of $75,000 payable in 2 equal installments. The first payment was made effective upon his acceptance of the position, and the second payment will be made at the conclusion of the interim assignment. Both amounts are repayable in full upon separation from the Company within 18 months of acceptance of the agreement.

(2)
In fiscal 2014, our named executive officers did not receive time or performance based RSUs under our Equity Incentive Plan. For fiscal 2013 and fiscal 2012, this amount represents the aggregate grant date fair value of all stock-based awards, calculated in accordance with FASB ASC Topic 718, granted during the years presented and disregarding any estimates of forfeitures related to service-based vesting conditions. For time-based RSUs, fair value is based on the closing price of our common stock on the date of grant. For performance-based RSUs, fair value is based on the estimated probable outcome of the performance measures as of the grant date, which assumes achievement of the adjusted EBITDA target.

(3)
These amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, and do not correspond to the actual value that will be realized by the named executive officers. Please refer to footnote 7 of the notes to the consolidated financial statements included in our Form 10-K for fiscal 2014 filed with the SEC on May 20, 2014 for a discussion of the relevant assumptions to determine the option award value at the grant date. The increase in value of stock options granted during fiscal 2014 compared to fiscal 2013 is primarily due to the greater number of options issued. The

Company did not grant RSUs or PRSUs during fiscal 2014, and instead gave a greater amount of stock options. It is also due to the value of options exchanged pursuant to our Exchange Offer, which was calculated as the incremental fair value of the exchanged options on the new grant date pursuant to FASB ASC Topic 718. The decrease in the value of stock options granted during fiscal 2013 compared to fiscal 2012 is primarily due to the decrease in the estimated fair value of the options at their grant date, which averaged $5.38 for fiscal 2013 and $6.24 for fiscal 2012.

(4)
This amount includes amounts earned under the “Company Officer Personal Annual Incentive Awards Plan,” or our annual incentive plan. All executives participate in the Annual Incentive Plan. For fiscal 2014, there were no earnings for any of our executive officers under any non-equity incentive plans. Please refer to the “2014 Grants of Plan-Based Awards” table, “Compensation Discussion and Analysis” and “2014 Non-Qualified Deferred Compensation” table for more information. During fiscal 2014, fiscal 2013 and fiscal 2012, the amounts earned under the Annual Incentive Plan was 0%.

(5)
This amount represents the Company's contribution to each respective executive's account under the Non Qualified Deferred Compensation Plan. The Company contributes Employer Discretionary Credits to executive's accounts in the form of an employer match. Executives may defer a maximum of 80% of their base salary and 100% of their performance based compensation, and for fiscal 2014, the Company matched 25% on the first 10% of the executive's contribution.

(6)	Reflects $642,101 in options granted for fiscal 2014 and $185,465 in exchanged options.

(7)	Reflects $146,766 in options granted for fiscal 2014 and $27,419 in exchanged options.

(8)	Reflects $220,149 in options granted for fiscal 2014 and $74,186 in exchanged options.

(9)	Reflects $87,361 in options granted for fiscal 2014.

(10)	Reflects $397,491 in options granted for fiscal 2014 and $158,277 in exchanged options.

(11)	Reflects $293,532 in options granted for fiscal 2014 and $117,274 in exchanged options.

(12)	The following chart is a summary of the items that are included in the “All Other Compensation” totals:

	Fiscal Year	Company Contributions to 401(k) Plan	Other(a)		Total
Dennis L. May	2014	$4,303	$7,185		$11,488
	2013	$4,435	$15,150		$19,585
	2012	$4,822	$15,196		$20,018

Andrew S. Giesler	2014	$2,252	$7,273		$9,525

Charles B. Young	2014	$3,357	$4,902		$8,259

Jeffery G. Haines	2014	$182	$154,029	(b)	$154,211

Gregg W. Throgmartin	2014	$3,253	$31,370	(c)	$34,623
	2013	$4,334	$12,750		$17,084
	2012	$4,033	$12,796		$16,829

Jeremy J. Aguilar	2014	$2,483	$18,885	(d)	$21,368
	2013	$3,688	$7,950		$11,638
	2012	$3,239	$7,996		$11,235

(a)	Represents amounts paid for life insurance premiums, executive health premiums and car allowance (if applicable).

(b)	Mr. Haines "Other" amount includes $146,769 he received in relocation expense reimbursement.

(c)	Mr. Throgmartin's "Other" amount includes $23,777 paid upon his resignation for vacation time earned but not taken.

(d)	Mr. Aguilar's "Other" amount includes $12,683 paid upon his resignation for vacation time earned but not taken.

2014 Grants of Plan-Based Awards
The following table sets forth information regarding grants of plan-based awards to named executive officers for fiscal 2014.

Name	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards						All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock Awards and Options
			Threshold ($)		Target ($)		Maximum ($)
Dennis L. May			$328,600	(1)	$657,200	(1)	$985,800	(1)
President and Chief Executive Officer
	5/1/2013	(2)							75,000	(2)	$13.56	$185,465	(4)
	5/28/2013	(3)							88,200	(3)	$14.32	$642,101	(5)

Andrew S. Giesler			$93,713	(1)	$187,425	(1)	$281,138	(1)
Interim Chief Financial Officer
	5/1/2013	(2)							10,000	(2)	$13.56	$24,729	(4)
	5/1/2013	(2)							10,000	(2)	$13.56	$2,690	(4)
	5/28/2013	(3)							20,160	(3)	$14.32	$146,766	(5)

Charles B. Young			$130,410	(1)	$260,820	(1)	$391,230	(1)
Chief Human Resources Officer
	5/1/2013	(2)							30,000	(2)	$13.56	$74,186	(4)
	5/28/2013	(3)							30,240	(3)	$14.32	$220,149	(5)

Jeffery G. Haines			$157,500	(1)	$315,000	(1)	$472,500	(1)
Chief Merchandsing Officer
	5/28/2013	(3)							12,000	(3)	$14.32	$87,361	(5)

Gregg W. Throgmartin			$171,745	(1)	$343,489	(1)	$515,234	(1)
Former Executive Vice President, Chief Operating Officer
	5/1/2013	(2)							20,000	(2)	$13.56	$18,359	(4)
	5/1/2013	(2)							40,000	(2)	$13.56	$10,760	(4)
	5/1/2013	(2)							35,000	(2)	$13.56	$5,514	(4)
	5/1/2013	(2)							50,000	(2)	$13.56	$123,644	(4)
	5/28/2013	(3)							54,600	(3)	$14.32	$397,491	(5)

Jeremy J. Aguilar			$160,861	(1)	$321,721	(1)	$482,582	(1)
Former Chief Financial Officer
	5/1/2013	(2)							40,000	(2)	$13.56	$98,915	(4)
	5/1/2013	(2)							20,000	(2)	$13.56	$18,359	(4)
	5/28/2013	(3)							40,320	(3)	$14.32	$293,532	(5)

(1)
All executives participate in the “Company Officer Personal Annual Incentive Award Plan,” or annual incentive plan. The “Threshold” amount represents the amounts that would be paid to the named executive officer if our performance meets a minimum level of adjusted EBITDA. If this minimum level of adjusted EBITDA is not achieved, the named executive officer receives no annual incentive award. The “Target” amount represents the amounts that would be paid to the named executive officers if our performance meets the target level of adjusted EBITDA as more fully described in the “Compensation Discussion and Analysis” section. The “Maximum” amounts represent the amounts that would have been paid if our performance exceeded the adjusted EBITDA target by a certain amount. Earned annual incentive awards are paid out in the first quarter of the subsequent fiscal year. In fiscal 2014 we did not achieve the threshold level of adjusted EBITDA and, as such, there were no awards paid out.

(2)
The options were granted as part of the option exchange program described in the "Compensation Discussion and Analysis" section. The shares subject to the option vest in equal installments over three years commencing on the first anniversary of the date of grant. The option has a seven-year term from the date of grant, subject to earlier expiration if the executive’s employment terminates.

(3)
The options were granted pursuant to the hhgregg, Inc. 2007 Equity Incentive Plan. The shares subject to the option vest in equal installments over three years commencing on the first anniversary of the date of grant. The option has a seven-year term from the date of grant, subject to earlier expiration if the executive’s employment terminates.

(4)
Represents the value of options exchanged pursuant to our Exchange Offer, which was calculated as the incremental fair value of the exchanged options on the new grant date in accordance with FASB ASC Topic 718. Please refer to footnote 7 of the notes to the consolidated financial statements included in our 2014 Annual Report on Form 10-K for discussion of the relevant assumptions to determine the option award value at the grant date.

(5)
Represents the aggregate grant date fair value in accordance with FASB ASC Topic 718 of options granted during fiscal 2014 as of the date of grant under the hhgregg, Inc. 2007 Equity Incentive Plan. Please refer to footnote 7 of the notes to the consolidated financial statements included in our 2014 Annual Report on Form 10-K for discussion of the relevant assumptions to determine the option award value at the grant date.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes information regarding option and stock awards granted to our named executive officers that remain outstanding as of March 31, 2014.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Grant Date (1)		Option Expiration Date	Number of Restricted Stock Units That Have Not Vested (#)		Market Value of Restricted Stock Units That Have Not Vested ($)
Dennis L. May	50,000	—	$13.00	7/19/2007		7/19/2014
President and Chief Executive Officer	50,000	—	$12.25	6/10/2008		6/10/2015
	100,000	—	$14.67	6/10/2009		6/10/2016
	35,000	17,500	$14.20	6/2/2011		6/2/2018	10,500	(2)	$100,905	(4)
	17,500	35,000	$10.86	5/30/2012		5/30/2019	10,500	(3)	$100,905	(4)
	—	75,000	$13.56	5/1/2013	(5)	5/1/2020
	—	88,200	$14.32	5/28/2013		5/28/2020

Andrew S. Giesler	—	2,333	$14.20	6/2/2011		6/2/2018	1,400	(2)	13,454	(4)
Interim Chief Financial Officer	—	6,666	$10.86	5/30/2012		5/30/2019	2,000	(3)	19,220	(4)
	—	10,000	$13.56	5/1/2013	(5)	5/1/2020
	—	10,000	$13.56	5/1/2013	(5)	5/1/2020
	—	20,160	$14.32	5/28/2013		5/28/2020

Charles B. Young	3,668	—	$12.25	6/10/2008		6/10/2015
Chief Human Resources Officer	1,668	—	$13.41	1/2/2008		1/2/2015
	30,000	—	$14.67	6/10/2009		6/10/2016
	14,000	7,000	$14.20	6/2/2011		6/2/2018	4,200	(2)	40,362	(4)
	—	14,000	$10.86	5/30/2012		5/30/2019	4,200	(3)	40,362	(4)
	—	30,000	$13.56	5/1/2013	(5)	5/1/2020
	—	30,240	$14.32	5/28/2013		5/28/2020

Jeffery G. Haines	16,667	33,333	$10.22	3/4/2013		3/4/2020
Chief Merchandising Officer	—	12,000	$14.32	5/28/2013		5/28/2020

Gregg W. Throgmartin	30,000	—	$13.00	7/19/2007		6/29/2014
Former Executive Vice President and Chief Operating Officer	20,000	—	$12.25	6/10/2008		6/29/2014
	11,667	—	$10.86	5/30/2012		6/29/2014

Jeremy J. Aguilar	20,000	—	$14.67	6/10/2009		5/1/2014
Former Chief Financial Officer	18,667	—	$14.20	6/2/2011		5/1/2014

(1)	All options vest in three equal installments on the first three anniversaries of the date of the grant.

(2)	This amount represents the unvested portion of time-based RSUs granted on June 2, 2011. These shares vest on June 2, 2014.

(3)	This amount represents the unvested portion of time-based RSUs granted on May 30, 2012. These shares vest on May 30, 2015.

(4)	The amounts were determined based on the closing price of our common stock on March 31, 2014, the last trading day of fiscal 2014. The closing price quoted on the NYSE on March 31, 2014 was $9.61.

(5)
On May 1, 2013, we completed our Exchange Offer. Each of Mrs. May, Giesler and Young exchanged eligible options for replacement options. The replacement options began a new vesting schedule on the grant date, and they will vest in three equal installments on the first three anniversaries of the grant date. Mrs. Throgmartin and Aguilar also exchanged eligible options, however those options were forfeited upon their resignation effective March 31, 2014 and January 31, 2014, respectively.

2014 Option Exercises and Stock Vested
The following table provides information regarding options and stock held by the named executive officers that were exercised or vested during the fiscal year ended March 31, 2014. No stock awards held by a named executive officer vested during fiscal 2014.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Dennis L. May	13,333	$146,930
President and Chief Executive Officer

Andrew S. Giesler	20,666	$87,726
Interim Chief Financial Officer

Charles B. Young	27,000	$170,010
Chief Human Resources Officer

Jeffery G. Haines	—	$—
Chief Merchandising Officer

Gregg W. Throgmartin	8,000	$77,920
Former Executive Vice President, Chief Operating Officer

Jeremy J. Aguilar	31,334	$139,230
Former Chief Financial Officer

2014 Non-Qualified Deferred Compensation

In July 2013 Gregg Appliances, our operating subsidiary, adopted a new Non Qualified Deferred Compensation Plan that is offered to key employees, including our named executive officers, to provide an opportunity to defer compensation on a pre-tax basis and to accumulate tax deferred earnings. Eligible employees may elect to participate in the plan the first of the month following 90 days of employment. An eligible employee may elect to have their compensation deferred at a maximum of 80% of their base salary and 100% of their performance based compensation. The Company may then contribute Employer Discretionary Credits, which for fiscal 2014 were paid at 25% on the first 10% of the employees' contribution after first year of service. This percent to be contributed as Employer Discretionary Credits is to be determined by the Company each plan year. Participant deferrals are 100% vested immediately and Employer Discretionary Credits are vested on a 5 year schedule from first date of service. Distribution payments for scheduled qualifying events will be made as single lump sum payments or as annual installments up to 5 years. Distribution payments for unscheduled qualifying events will be made as single lump sum payments or annual installments up to 10 years. We believe this program plays an important role in attracting and retaining executive talent.
The following table sets forth certain information regarding the Non Qualified Deferred Compensation Plan for our named executive officers for the fiscal year ended March 31, 2014.

Name	Executive Contributions in last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Balance at Last FYE ($)
Dennis L. May	$45,498	$11,375	$1,315	$58,188
President and Chief Executive Officer
Andrew S. Giesler	$5,883	$1,471	$—	$7,354
Interim Chief Financial Officer
Charles B. Young	$10,834	$2,708	$845	$14,387
Chief Human Resources Officer
Jeffery G. Haines	$—	$—	$—	$—
Chief Merchandising Officer
Gregg W. Throgmartin	$—	$—	$—	$—
Former Executive Vice President, Chief Operating Officer
Jeremy J. Aguilar	$12,993	$3,248	$864	$17,105
Former Chief Financial Officer

Employment Agreements
Chief Executive Officer. In February of 2005, the Company entered into an employment agreement with Dennis L. May, President and Chief Executive Officer. The agreement with Mr. May was amended on December 30, 2008 and again on August 12, 2009. When we refer to the employment agreement below, we are referring to the employment agreement, as amended.
The employment agreement provides for a two-year term that extends automatically on the last day of each calendar month for a new two-year term. The employment agreement provides for a base salary of $250,000 for the first year, subject to increase, for Mr. May. In addition, Mr. May participates in our benefit and welfare plans, programs and arrangements that are generally available to our executives. Pursuant to the terms of the employment agreement, if we terminate Mr. May without “cause,” he will receive (i) a continuation of his base salary for the remainder of the term of the employment agreement paid over the remaining term of the agreement consistent with customary payroll practices, (ii) a lump sum stipend equal to 167% of the product of (x) 24 and (y) the sum of the monthly COBRA premium for health, dental and vision coverage and the monthly long-term disability and group term life insurance premiums in effect at the time of termination, and (iii) a pro-rated annual incentive award for the year in which the executive was terminated. In the event of death, Mr. May’s employment agreement provides that the estate of the executive shall receive a continuation of his base salary for the remainder of the term of the employment agreement. In the event of disability, the employment agreement provides that the executive shall be entitled to disability benefits in accordance with our standard disability benefits policy.
For purposes of the employment agreement, “cause” means Mr. May’s (i) repeated failure to perform his duties in a manner reasonably consistent with the criteria established by our Board of Directors and communicated to the executive after written notice and an opportunity to correct his conduct; (ii) breach of any statutory, contractual or common law duty of loyalty or care or other conduct that demonstrates dishonesty or deceit in his dealings with us; (iii) misconduct which is material to the performance of his duties to us, including the disclosure of confidential information or a breach of his non-competition or non-solicitation obligations; (iv) conduct causing or aiding a breach by us of our agreement under the stockholders agreement to not terminate our independent auditors or engage any outside auditor or any other accounting firm to perform any non-audit services for us; or (v) commission of any crime involving moral turpitude or any felony.
Mr. May’s employment agreement contains covenants prohibiting him, until the later of October 19, 2007, or for so long as he receives severance benefits from us, from competing with us in the states in which we have or plan to have stores, and all states contiguous to such states, and from soliciting our employees for employment.
Other Named Executive Officers. Effective June 1, 2008, we entered into officer employment agreements with     Gregg W. Throgmartin and Charles B. Young. Effective September 12, 2009, we entered into an officer employment agreement with Jeremy J. Aguilar in connection with his promotion to Chief Financial Officer. Effective March 4, 2014, we entered into an officer employment agreement with Jeffery G. Haines. Effective May 20, 2013, we entered into an employment agreement with Andrew S. Giesler. These officer employment agreements provide that the executive’s base salary and annual cash incentive award shall be determined by mutual agreement between us and the executive and subsequently may be adjusted from time to time by us. In addition, each of the executives is entitled to participate in our benefit and welfare plans that are generally available to our other employees. Pursuant to the terms of the employment agreements, if the executive (i) is terminated by us without “cause,” regardless of whether such termination occurs within 12 months after a change of control, or (ii) voluntarily resigns within 12 months of a change of control of our Company following a material diminution in the executive’s base compensation or authority, duties or responsibilities in effect prior to the change of control, or a material change in the geographic location at which the executive is assigned to perform his duties from prior to the change of control, then the executive will receive severance equal to 12 months of the executive’s base salary paid ratably over a 12-month period consistent with customary payroll practices. In addition, the executive shall receive a lump sum stipend equal to 167% of the product of 12 times the monthly COBRA premium that corresponds to the health, dental and vision coverage that executive had in effect at the time of termination paid ratably over the same 12-month period.
For purposes of the officer employment agreements, “cause” means (i) an executive’s failure or refusal to perform specific lawful directives of our senior officers; (ii) dishonesty of the executive affecting us; (iii) a violation of any company policy; (iv) being under the influence of alcohol or using illegal drugs in a manner which interferes with the performance of executive’s duties and responsibilities; (v) an executive’s conviction of a felony or of any crime involving moral turpitude, fraud or misrepresentation; (vi) any misconduct of the executive resulting in material loss to us or material damage to our reputation or theft or defalcation from us; (vii) an executive’s neglect or failure to substantially perform executive’s material duties and responsibilities or (viii) any material breach of any of the provisions of the employment agreement. For purposes of the officer employment agreements, “change of control” means (i) a merger, consolidation, business combination or similar transaction involving us as a result of which our stockholders prior to the transaction cease to own at least 70% of the voting securities of the entity surviving the transaction; (ii) a disposition of more than 25% of our assets or (iii) the acquisition by a person or group of beneficial ownership of more than 25% of our voting securities.
The officer employment agreements contain covenants prohibiting the executive from competing with us in any state in which we have a store or in which the executive engaged in any business on our behalf and within a 50-mile radius of any company store or distribution center and from soliciting any of our employees for employment or soliciting business relationships to terminate their relationship with us during the 12-month period following the termination of such executive’s employment. The officer employment agreements also require the executive to deliver an agreement releasing certain claims against us in order to receive severance payments.

Potential Payments Upon Termination or Change in Control
We have entered into employment agreements with our named executive officers that require us to provide compensation and/or other benefits to each named executive officer in the event of the termination of the named executive officer’s employment under certain circumstances. With the exception of Messrs. Throgmartin and Aguilar, the table below sets forth the amounts payable to each named executive officer assuming the executive officer’s employment was terminated on March 31, 2014. Except as otherwise noted, amounts in this table reflect payments actually paid or to be paid to Messrs. Throgmartin and Aguilar in connection with their resignation from the Company.
Except as otherwise expressly indicated, the amounts set forth in the table below do not represent actual amounts a named executive officer would receive if his employment were terminated, but generally represent only estimates, based on the assumptions provided in the footnotes to the table. The amounts set forth in the table are based on the benefit plans and employment agreements that were in effect on March 31, 2014. Payments that we make in the future upon an executive’s termination will be based upon benefit plans and employment agreements in effect at that time, and the terms of any such future plans and employment agreements may be materially different than the terms of our benefit plans and employment agreements at March 31, 2014, the last day of our fiscal year 2014.

Executive and Benefits	Voluntary Termination, Retirement or For Cause (a)	Disability	Death	Termination by Company Without Cause	Voluntary Resignation by the Executive Following a Change of Control
Dennis L. May
Salary Continuation(b)	$—	$—	$1,314,400	$1,314,400	$—
Non-Equity Incentive Plan Compensation(c)	$—	$1,009,780	$1,009,780	$1,009,780	$352,580
Stock Options(d)	$—	$—	$—	$—	$—
Restricted Stock Units(i)	$—	$156,963	$156,963	$—	$201,810
Healthcare(e)	$—	$—	$—	$52,040	$—
Total	$—	$1,166,743	$2,481,143	$2,376,220	$554,390
Andrew S. Giesler
Salary Continuation(f)	$—	$—	$—	$187,425	$187,425
Non-Equity Incentive Plan Compensation(g)	$—	$36,718	$36,718	$—	$—
Stock Options(d)	$—	$—	$—	$—	$—
Restricted Stock Units(i)	$—	$24,452	$24,452	$—	$32,674
Healthcare(h)	$—	$—	$—	$23,483	$23,483
Total	$—	$61,170	$61,170	$210,908	$243,582
Charles B. Young
Salary Continuation(f)	$—	$—	$—	$260,820	$260,820
Non-Equity Incentive Plan Compensation(g)	$—	$58,012	$58,012	$—	$—
Stock Options(d)	$—	$—	$—	$—	$—
Restricted Stock Units(i)	$—	$62,785	$62,785	$—	$80,724
Healthcare(h)	$—	$—	$—	$17,104	$17,104
Total	$—	$120,797	$120,797	$277,924	$358,648
Jeffery G. Haines
Salary Continuation(f)	$—	$—	$—	$315,000	$315,000
Non-Equity Incentive Plan Compensation(g)	$—	$—	$—	$—	$—
Stock Options(d)	$—	$—	$—	$—	$—
Restricted Stock Units(i)	$—	$—	$—	$—	$—
Healthcare(h)	$—	$—	$—	$24,680	$24,680
Total	$—	$—	$—	$339,680	$339,680
Gregg W. Throgmartin
Salary Continuation(f)	$23,777	*	*	*	*
Non-Equity Incentive Plan Compensation(g)	$147,914	*	*	*	*
Stock Options(d)	$—	*	*	*	*
Restricted Stock Units(i)	$—	*	*	*	*
Healthcare(h)	$—	*	*	*	*
Total	$171,691	*	*	*	*
Jeremy J. Aguilar
Salary Continuation(f)	$12,683	*	*	*	*
Non-Equity Incentive Plan Compensation(g)	$—	*	*	*	*
Stock Options(d)	$—	*	*	*	*
Restricted Stock Units(i)	$—	*	*	*	*
Healthcare(h)	$—	*	*	*	*
Total	$12,683	*	*	*	*
*Messrs. Throgmartin and Aguilar resigned from the Company, therefore payments for disability, death, termination by Company without cause and voluntary resignation following a change of control are no longer applicable as of March 31, 2014. Amounts in this table reflect actual amounts paid or to be paid upon voluntary termination.

(a)
Termination for cause, voluntary resignation or retirement makes an executive ineligible to receive base salary or to participate in any employee benefit plans for the remainder of the term of the employment agreement, except for the right to receive benefits that have vested under any such plan.

(b)
Mr. May is eligible to receive his then current base salary for the remainder of the term of the employment agreement upon a termination by us without cause or upon his death. Upon the death of an executive, the base salary for the remainder of the term of the employment agreement will be paid to the executive’s beneficiary or estate.

(c)
An executive is entitled to receive a pro-rata share of the annual incentive for the portion of the year during which the executive was employed if he is terminated by us without cause. If the executive is terminated for cause, he is not entitled to any annual incentive award for the fiscal year during which the termination occurs. This amount includes both amounts earned under the Annual Incentive Award Plan and the Non-Qualified Deferred Compensation Plan.

(d)
Upon a termination of employment or the death of the executive, the options terminate, except that options can be exercised to the extent that the options were exercisable on the date of termination. The options can be exercised for the following periods: (i) 90 days, following termination by us or the voluntary resignation of the executive or (ii) 120 days following the death or disability of the executive. If the executive is terminated by us for cause, the options terminate immediately. See “Outstanding Equity Awards at Fiscal Year End” and “2014 Grants of Plan Based Awards” for more information.

(e)
Upon a termination without cause, the executive is entitled to receive a lump sum stipend equal to 167% of the product of (x) 24 and (y) the sum of the monthly COBRA premium for health, dental and vision coverage and the monthly long-term disability and group term life insurance premiums in effect at the time of termination.

(f)
If the executive (i) is terminated by us without “cause,” regardless of whether such termination occurs within 12 months after a change of control, or (ii) voluntarily resigns within 12 months of a change of control of our Company following a material diminution in the executive’s base compensation or authority, duties or responsibilities in effect prior to the change of control, or a material change in the geographic location at which the executive is assigned to perform his duties from prior to the change of control, then the executive will receive severance equal to 12 months of the executive’s base salary.

(g)
The executive is not entitled to any annual incentive award for the fiscal year during which the death, disability or termination for any other reason occurs. Vesting in the Non-Qualified Deferred Compensation Plan occurs when the participant reaches age 55 while still employed by the Company; or after ten years of continuous service; or on death or disability. Benefits earned under the Non-Qualified Deferred Compensation Plan are payable in one lump sum in cash upon the later of (i) termination of employment due to disability, death or by the Company without cause, or (ii) attainment of age 55.

(h)
If the executive (i) is terminated by us without “cause,” regardless of whether such termination occurs within 12 months after a change of control, or (ii) voluntarily resigns within 12 months of a change of control of our Company following a material diminution in the executive’s base compensation or authority, duties or responsibilities in effect prior to the change of control, or a material change in the geographic location at which the executive is assigned to perform his duties from prior to the change of control, then the executive shall receive a lump sum stipend equal to 167% of the product of 12 times the monthly COBRA premium that corresponds to the health, dental and vision coverage that executive had in effect at the time of termination paid ratably over the same 12-month period. The executive is also entitled to receive disability benefits in accordance with the standard disability policy maintained by the Company.

(i)
Upon death or disability of the executive the restricted stock units will vest pro rata based on the amount of time that has passed since their grant date. Upon termination of an executive without cause or change of control, the restricted stock units will vest in full.

2014 Director Compensation
Directors who are also our employees or who beneficially own, or are employees of entities or affiliates of entities that beneficially own, more than 20% of our common stock, receive only reimbursement for out-of-pocket expenses for their service on our Board of Directors. Each director who is not our employee or who does not beneficially own, or is not an employee of an entity or affiliate of an entity that beneficially owns, more than 20% of our common stock receives an annual retainer of $50,000 and an annual grant of restricted stock units with a fair value on the grant date approximating $50,000. The Chairman of the Board of Directors receives an annual retainer of $125,000 and an annual grant of restricted stock units with a fair value on the grant date approximating $90,000. New directors also receive an initial grant of restricted stock units with a fair value on the grant date approximating $50,000 upon appointment to our Board of Directors. The Chairman of each of the Audit, Compensation, Nominating and Corporate Governance and Real Estate Committees receive an additional annual retainer of $10,000.

The following table summarizes compensation paid to non-employee directors in fiscal 2014:

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Unit Awards ($)(1)	Total ($)
Gregory M. Bettinelli	$37,500	$50,001	$87,501
Lawrence P. Castellani	$60,000	$50,005	$110,005
Catherine A. Langham	$57,500	$50,005	$107,505
Michael L. Smith	$135,000	$90,001	$225,001
Peter M. Starrett	$60,000	$50,005	$110,005
Kathleen C. Tierney	$50,000	$50,005	$100,005
Darell E. Zink	$50,000	$50,005	$100,005

(1)
Amounts reflect unvested RSUs as of March 31, 2014, all of which vest on May 28, 2016 if the Director is still serving on the Board or otherwise associated with the Company. These amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, and do not correspond to the actual value that will be realized by the named directors. See footnote 7 of the notes to the consolidated financial statements included in our Form 10-K for fiscal 2014 filed with the SEC on May 20, 2014 for a discussion of the relevant assumptions made in these valuations. For the total number of shares of common stock held by each non-employee director as of June 6, 2014, see “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to us regarding the ownership of our common stock as of June 6, 2014 by:

•	each person who beneficially owns more than 5% of our common stock;

•	each of our named executive officers;

•	each member of the Board; and

•	all executive officers and directors as a group.
Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable. We know of no agreements among our stockholders which relate to voting or investment power over our common stock or any arrangement that may at a subsequent date result in a change of control of our Company. Unless otherwise indicated in the footnotes below, the address of each of the stockholders is c/o hhgregg, Inc., 4151 East 96th Street, Indianapolis, IN 46240.
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership held by that person, shares of common stock subject to options held by that person that are currently exercisable or will become exercisable within 60 days after June 6, 2014 are deemed outstanding, while these shares are not deemed outstanding for computing percentage ownership of any other person.
The percentages of common stock beneficially owned are based on 28,460,218 shares of our common stock outstanding as of June 6, 2014.

	Beneficial Ownership of Common Stock
Name of Beneficial Owner	Number	Percent
Freeman Spogli & Co.(1)	13,475,981	47.4%
John M. Roth(2)	13,475,981	47.4%
Gregg Throgmartin(3)	1,703,082	6.0%
Dennis L. May(4)	1,466,652	5.1%
Lawrence P. Castellani(5)	312,273	1.1%
Peter M. Starrett(6)	201,667	*
Michael L. Smith(7)	83,747	*
Charles B. Young(8)	83,416	*
Darell E. Zink(9)	74,667	*
Catherine A. Langham(10)	31,667	*
Kathleen C. Tierney(11)	31,667	*
Jeffery G. Haines(12)	20,667	*
Andrew S. Giesler(13)	19,055	*
Jeremy J. Aguilar	3,000	*
Gregory M. Bettinelli	—	*
Benjamin D. Geiger(2)	—	*

All directors and executive officers as a group (19 individuals)(14)	17,558,288	59.9%
Advisory Research, Inc.(15)	3,049,510	10.7%

*	Less than 1%.

(1)
13,475,981 shares of our common stock are held of record by FS Equity Partners V, L.P., or FSEP V, and FS Affiliates V, L.P., or, collectively, the FS Funds, as reported on the owner’s most recent Schedule 13D/A filed with the SEC on February 12, 2014 that reported beneficial ownership as of January 30, 2014. FS Capital Partners V, LLC, as the general partner of the FS Funds, has the sole power to vote and dispose of the shares of our common stock owned by the FS Funds. Mr. John M. Roth is a managing member of FS Capital Partners V, LLC, and Mr. Roth is a member of Freeman Spogli & Co., and as such may be deemed to be a beneficial owner of the shares of our common stock owned by the FS Funds. Mr. Roth beneficial ownership in the shares except to the extent of his pecuniary interest in them. The business address of the FS Funds and FS Capital Partners V, LLC is c/o Freeman Spogli & Co., 11100 Santa Monica Boulevard, Suite 1900, Los Angeles, California 90025.

(2)	The business address of Messrs. Geiger and Roth is c/o Freeman Spogli & Co., 299 Park Avenue, 20th Floor, New York, NY 10171.

(3)	Includes 61,667 shares of our common stock issuable upon exercise of options exercisable within 60 days of June 6, 2014.

(4)	Includes 341,900 shares of our common stock issuable upon exercise of options exercisable within 60 days of June 6, 2014.

(5)
Includes 260,606 shares of our common stock held of record by the Lawrence P. Castellani Grantor Retained Annuity Trust for which Mr. Castellani is trustee and has sole power to vote and dispose of such shares. Includes 51,667 shares of our common stock issuable upon exercise of options exercisable within 60 days of June 6, 2014.

(6)
Includes 140,000 shares of our common stock held of record by the Starrett Family Trust for which Mr. Starrett is the trustee and has the sole power to vote and dispose of such shares. Includes 51,667 shares of our common stock issuable upon exercise of options exercisable within 60 days of June 6, 2014.

(7)	Includes 56,667 shares of our common stock issuable upon exercise of options exercisable within 60 days of June 6, 2014.

(8)	Includes 83,416 shares of our common stock issuable upon exercise of options exercisable within 60 days of June 6, 2014.

(9)	Includes 51,667 shares of our common stock issuable upon exercise of options exercisable within 60 days of June 6, 2014.

(10)	Includes 31,667 shares of our common stock issuable upon exercise of options exercisable within 60 days of June 6, 2014.

(11)	Includes 31,667 shares of our common stock issuable upon exercise of options exercisable within 60 days of June 6, 2014.

(12)	Includes 20,667 shares of our common stock issuable upon exercise of options exercisable within 60 days of June 6, 2014.

(13)	Includes 19,055 shares of our common stock issuable upon exercise of options exercisable within 60 days of June 6, 2014.

(14)
Includes 61,667, 341,900, 51,667, 51,667, 56,667, 83,416, 51,667, 31,667, 31,667, 20,667 and 19,055 shares of our common stock issuable upon exercise of options granted to Messrs. Throgmartin, May, Castellani, Starrett, Smith, Young, Zink, Haines and Giesler, and Mses. Langham and Tierney, respectively, exercisable within 60 days of June 6, 2014.

(15)
Based solely on the owner’s most recent Schedule 13G filed with the SEC on February 11, 2014 that reported beneficial ownership as of January 31, 2014. The business address of Advisory Research, Inc. is 180 N. Stetson, Chicago, IL 60601.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Registration Rights Agreement
The FS Funds, FS Affiliates V, L.P., the California State Teachers’ Retirement System, A.S.F. Co-Investment Partners II, L.P., the Jerry W. Throgmartin 2007 Grantor Retained Annuity Trust and Messrs. Jerry W. Throgmartin, Gregg W. Throgmartin and Dennis L. May, entered into a registration rights agreement with respect to all of our shares of common stock that they hold.
Under the registration rights agreement, the FS Funds and Jerry W. Throgmartin (or his permitted transferees) may, at any time, require us to register for resale under the Securities Act of 1933, as amended, or the Securities Act, their registrable shares of common stock. These registration rights include the following provisions:
Demand Registration Rights. We have granted three demand registration rights to the FS Funds and one demand registration right to Jerry W. Throgmartin (or his permitted transferees) so long as the holder or holders request the registration of registrable common stock having a fair market value of at least $25,000,000, as determined by our Board. In the case of a demand by Jerry W. Throgmartin (or his permitted transferees), registrable shares held by the Jerry W. Throgmartin 2007 Grantor Retained Annuity Trust and Messrs. Gregg W. Throgmartin and Dennis L. May, and each of their permitted transferees may be included in the request for registration to reach the $25,000,000 threshold. In the case of a demand by the FS Funds, registrable shares held by FS Affiliates V, L.P., the California State Teachers’ Retirement System and A.S.F. Co-Investment Partners II, L.P. may be included in the request for registration to reach the $25,000,000 threshold. Upon a demand made by either FSEP V or the estate of Jerry W. Throgmartin or his permitted transferees, every party to the agreement and their permitted transferees can request to be included in the registration on a pro rata basis.
Piggyback Registration Right. Each party to the registration rights agreement also has unlimited piggyback registration rights subject only to a determination by the underwriters that the success of the offer or the offering price would be adversely affected by the inclusion of securities of the parties. If at any time, we propose to file a registration statement under the Securities Act for the same class of common stock held by the parties to the registration rights agreement, the parties shall have the opportunity to include their registrable shares in the registration.
Expenses. We are responsible for paying all registration expenses, excluding underwriting discounts and commissions and the out-of-pocket expenses of the holders.
Indemnification. We have agreed to indemnify each of the stockholders that is a party to the registration rights agreement against certain liabilities under the Securities Act.
Indemnity Agreements
Effective June 1, 2008, we entered into customary indemnity agreements with each of our Directors.
Pursuant to each Indemnity Agreement, we will indemnify each Director against claims brought against such director in connection with the execution of his or her duties as our Director or by virtue of he or she holding any other position as a Director of any other entity upon our request to the fullest extent permissible under the Delaware General Corporation Law. Each Director is also entitled to the advancement of expenses incurred in connection with defending any claim that is indemnifiable pursuant to the Indemnity Agreement.

Related Person Transaction Policy
Our Board of Directors adopted certain written policies and procedures for the review, approval and ratification of related party transactions, which we refer to as our Related Party Policy. Among other things, our Related Party Policy provides that any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (including any of our subsidiaries) were, are or will be a participant and the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest, must be reported to our Board of Directors prior to the consummation or amendment of the transaction. A related person, as defined in our Related Party Policy, means any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer of our Company or a nominee to become a director of our Company; any person who is known to be the beneficial owner of more than 5% of any class of our voting securities; any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest. Our Board of Directors reviews these related party transactions and considers all of the relevant facts and circumstances available to the them, including (if applicable) but not limited to: the benefits to us; the availability of other sources of comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. Our Board of Directors may approve only those related party transactions that are in, or are not inconsistent with, the best interests of us and of our stockholders, as our Board of Directors determines in good faith. At the beginning of each fiscal year, our Board of Directors will review any previously approved or ratified related party transactions that remain ongoing and have a remaining term of more than six months. Our Board of Directors will consider all of the relevant facts and circumstances and will determine if it is in the best interests of us and our stockholders to continue, modify or terminate these related party transactions.

PROPOSAL NO. 2
ADVISORY VOTE ON COMPENSATION OF
NAMED EXECUTIVE OFFICERS

Our Board of Directors is committed to promoting the best interests of our stockholders through excellence in governance. As part of that commitment and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are providing our stockholders with an opportunity to cast an advisory vote regarding the fiscal 2014 compensation of our named executive officers. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices as described in this Proxy Statement. In 2011, the Company's stockholders voted to hold this vote every three years. We ask that you vote to approve the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section and the accompanying tables contained in this Proxy Statement.
Information about the Advisory Vote on Executive Compensation
The Compensation Committee establishes and recommends all of the compensation and benefits policies and actions for our named executive officers. While the advisory vote on executive compensation is not binding on us, it will provide useful information to our Board and the Compensation Committee regarding our stockholders’ view of our executive compensation philosophy, policies and practices. The Board is not required by law to take any action in response to our stockholders’ advisory vote on executive compensation; however, the Compensation Committee values our stockholders’ opinions and will take the results of the advisory vote into consideration when determining the future compensation arrangements for our named executive officers. To the extent there are significant negative advisory votes, we will consider the voting results and take them into consideration in making future decisions about our executive compensation program.
We believe our executive compensation programs strike the appropriate balance between utilizing responsible measured pay practices and effectively incentivizing our executives to dedicate themselves fully to value creation for our stockholders. This balance is evidenced by the following:

•	We structure our compensation programs to reward superior performance in attaining business objectives and maximizing stockholder value.

•
We monitor the compensation programs of executives from companies of similar size within the retail industry, so that we may ensure that our compensation programs are within the norm of a range of market practices.

•
On an annual basis, our Compensation Committee, in conjunction with our Chief Executive Officer and other key executives, conducts a thorough talent review process to address the performance and development of our management team.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. Accordingly, we will ask our stockholders to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis section, compensation tables and narrative discussion, is hereby APPROVED on an advisory basis.”
Recommendation of the Board of Directors
The Board of Directors recommends that the stockholders vote FOR the advisory vote to approve the compensation of named executive officers for fiscal 2014 as disclosed in the Compensation Discussion and Analysis section and the accompanying tables contained in this Proxy Statement.

PROPOSAL NO. 3
APPROVAL OF AMENDMENT TO
HHGREGG, INC. 2007 EQUITY INCENTIVE PLAN
Our Board of Directors adopted on June 20, 2014, subject to approval by our stockholders, an amendment, the Amendment, to the hhgregg, Inc. 2007 Equity Incentive Plan, the Plan, which is attached as Appendix A. The Amendment submitted for approval by our stockholders will increase the number of shares of common stock reserved for issuance under the Plan from 6,000,000 to 9,000,000. There are no current plans, proposals or arrangements to award any of these additional shares of common stock. In the event that the required vote of the stockholders to approve the Amendment is not obtained, the Amendment will not become effective and the Company will continue to make grants of awards pursuant to the terms of the Plan as currently in effect and subject to applicable law.
We are asking our stockholders to approve the amendment to the Plan, as our Board of Directors and management believe that stock-based awards are an important part of the Company's compensation program, which is designed to attract and retain individuals whose skills are critical to our long term success, reward strong performance and align incentives with the creation of long-term stockholder value. As of May 30, 2014, only 1,086,908 shares of our common stock were available for grant under the Plan.
The proposal would increase the number of shares of common stock authorized under the Plan by 3,000,000 shares, from 6,000,000 to 9,000,000 shares of common stock. In setting this number, the Board of Directors considered the Company's historical equity compensation practices, including the total number of shares underlying existing equity grants, and assessed the number of shares likely to be needed for future grants. Excluding the options issued in connection with the Exchange offer, the Company granted an average of 843,513 stock options each year over the last 3 fiscal years. Based on this average, the Company expects that the increase of 3,000,000 shares combined with the shares currently available will be appropriate to satisfy the expected equity compensation needs of the Company for approximately four years based on historical grant rates under the Plan.
Recommendation of the Board of Directors
Our Board of Directors recommends that the stockholders vote FOR the approval of the action of our Board of Directors in amending the Plan to increase the number of shares of common stock authorized for issuance thereunder from 6,000,000 to 9,000,000.
SUMMARY OF THE PLAN
General
The purpose of the Plan is to provide additional incentive to directors, officers and employees of, and non-employee consultants to, us and our affiliates in order to strengthen the desire of such persons to remain affiliated with us and to stimulate their efforts on our behalf.
The Plan provides for the grant of (1) stock options (including “incentive stock options” or “ISOs” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and options not intended to qualify as ISOs (“nonqualified options” or “NSOs”)), (2) stock appreciation rights (“SARs”), including free-standing and tandem SARs, (3) performance units, (4) restricted stock and restricted stock units (collectively, “Restricted Awards”), and (5) stock grants or any combination thereof, to directors and employees of, and non-employee consultants to, us and our affiliates. All of the foregoing are referred to collectively in this Proxy Statement as “Awards.”
The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended, nor is it a qualified plan within the meaning of Section 401(a) of the Code. This summary of the Plan is qualified by the actual terms of the Plan.
Administration of the Plan
The Plan is administered by the Compensation Committee of our Board of Directors and, in its discretion, our Board of Directors. The Compensation Committee and our Board of Directors, as applicable and with respect to their duties in administering the Plan, are referred to in this summary as the “Plan Administrator.” Subject to the terms of the Plan, the Plan Administrator has full power and authority to administer and interpret the Plan in its discretion, to prescribe, amend or rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan. In addition, and subject to the terms of the Plan, the Plan Administrator has complete authority to make or to select the manner of making all determinations with respect to each Award granted by us under the Plan including, but not limited to, the authority to: (i) construe the Plan and any Awards under the Plan; (ii) select the individuals to whom Awards may be granted and the time or times at which Awards shall be granted; (iii) determine the number of shares of common stock to be covered by or used for reference purposes for any Award; (iv) determine and modify from time to time the terms and conditions of Awards and approve the form of written instrument evidencing Awards; (v) accelerate or otherwise change the time or times an Award becomes vested, exercisable, or payable and to waive or accelerate the lapse of any restriction or condition with respect to an Award; (vi) impose limitations on Awards; and (vii) modify, extend, or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards therefore.
Securities Subject to the Plan and Corporate Transactions
Currently, 6,000,000 shares of common stock are authorized for issuance under the Plan. If this Proposal No. 3 is approved, there will be 9,000,000 shares of common stock authorized for issuance under the Plan.
The Plan provides that, in the event of a change in our capital structure or business by reason of any stock dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, combination or exchange of shares, reclassification of its stock, any sale or transfer of all or part of our assets or business, or any similar change affecting our capital structure or business, then the Plan Administrator will make proportionate adjustments in: (i) the maximum number of shares of common stock that can be granted pursuant to the Plan; (ii) the number and kind of shares or other securities subject to any outstanding Awards; (iii) the exercise price for each share of common stock or other unit of any other securities subject to outstanding stock options and SARs (without change in the aggregate purchase price as to which such Awards remain exercisable); and (iv) the repurchase price of each share of restricted stock then subject to a risk of forfeiture in the form of a repurchase right. In the event of any other corporate action, including but not limited to an extraordinary cash distribution on the common stock, a corporate separation or other reorganization or liquidation, the Plan Administrator may make adjustments of outstanding Awards and their terms, if any, as it deems, in its sole discretion, equitable and appropriate.
Change of Control and Similar Corporate Events
Upon the occurrence of a “change in control”, as defined in the Plan: (i) outstanding stock options and SARs not already exercisable in full will accelerate with respect to 100% of the shares of common stock for which such stock options or SARs are not then exercisable; (ii) any risk of forfeiture applicable to outstanding Restricted Awards which is not based on the achievement of performance goals will lapse with respect to 100% of the restricted stock and restricted stock units still subject to such risk of forfeiture immediately prior to the change of control; and (iii) all Restricted Awards conditioned on the achievement of performance goals or other business objectives and the target payout opportunities attainable under outstanding performance units will be deemed satisfied as of the effective date of the change of control as to a pro rata number of shares of common stock based on the assumed achievement of all relevant performance goals or objectives and the length of time within the relevant performance period which elapsed prior to the change in control; provided, however, that none of the foregoing shall apply in the case of a qualified performance-based award (except to the extent allowed by Section 162(m) of the Code), in the case of any award subject to additional or other terms upon a change in control in the applicable award agreement, or if prohibited by applicable laws or rules of any governmental agencies or national securities exchanges. In the event of any merger, consolidation, or any sale or transfer of all or part of our assets which does not constitute a change in control, any outstanding Awards will accelerate to the extent not assumed or replaced by comparable Awards referencing shares of capital stock of the successor or acquiring entity or parent thereof, and thereafter terminate.
Eligibility
Discretionary grants of Awards under the Plan may be made to any of our directors, employees or non-employee consultants, or to those of our affiliates, as determined by the Plan Administrator; provided, however, that only employees of hhgregg or of a parent or subsidiary (as defined in Sections 424(e) and (f) of the Code, respectively) of hhgregg are eligible to receive ISOs. We cannot determine at this time the amount of Awards that may be allocated in the future to directors, named executive officers and executive officers as a group. Please see “2014 Grants of Plan Based Awards” and “2014 Director Compensation” for a description of stock option awards to our directors and named executive officers for fiscal year 2014.
Stock Options
Stock options issued under the Plan will vest and become exercisable according to a schedule established by the Plan Administrator and provided in the grant agreement for such options. If such stock options are exercisable by installment, options that are not exercised during any one year may be accumulated and exercised at any time during the years the option remains exercisable. The Plan Administrator may accelerate the vesting of any stock option issued under the Plan in whole or in part at any time. The term of each stock option issued under the Plan is determined by the Plan Administrator; provided, however, that in no event shall an ISO be exercisable more than 10 years (or 5 years if the grantee owns 10% or more of the combined voting power of hhgregg or any parent or subsidiary of hhgregg) from the date it is granted.
Subject to the limitations set forth below, the exercise price of a stock option will be as determined by the Plan Administrator and set forth in the grant agreement. The exercise price may be adjusted in accordance with the adjustment provisions described in the Plan under the subheading "Adjustment for Corporate Action." The exercise price of ISOs may not be less than 100% (or 110% if the grantee owns 10% or more of the combined voting power of hhgregg or any parent or subsidiary of hhgregg) of the fair market value of the common stock on the date of grant. Upon the exercise of a stock option, the aggregate purchase price may be paid in accordance with the terms of the applicable grant agreement or the Plan.
With respect to ISOs, the aggregate fair market value (determined as of the date of grant) of the shares granted to any single recipient under the Plan or under any other option plan of ours or one of our subsidiaries that may become exercisable for the first time in any calendar year is limited to $100,000.
Stock Appreciation Rights
SARs may be granted either on a free-standing basis or on a tandem basis in conjunction with all or part of a stock option. A SAR shall have an exercise price of not less than 50% of the fair market value of one share of common stock on the date of grant of the SAR or, in the case of a tandem SAR, the exercise price of the related stock option.
A tandem SAR will terminate upon the termination or exercise of the pertinent portion of the related stock option and the pertinent portion of the related stock option will terminate upon the exercise of any such SAR. A tandem SAR may be exercised only to the extent and substantially subject to the same conditions as the related stock option. The Plan Administrator may, in it discretion, prescribe additional conditions to the exercise of any tandem SAR. SARs granted on a free-standing basis terminate at a time, and may be exercised at such time or times, as determined by the Plan Administrator.
In addition, a SAR related to a stock option which can only be exercised during limited periods following a change of control may entitle the holder to receive an amount based upon the highest price paid or offered for common stock in any transaction relating to the change in control or paid during the 30 day period immediately preceding the change in control in any transaction reported in the stock market in which the common stock is normally traded.
Restricted Stock and Restricted Stock Units
Restricted Awards may be granted pursuant to the Plan for such consideration, in cash, other property or services, or any combination thereof, at the discretion of the Plan Administrator. Restricted stock is common stock that is subject to limitations on transferability and a risk of forfeiture based on conditions related to the performance of services or the performance of the Company or its affiliates during a period (the “Restricted Period”) that the Plan Administrator may determine, from the date on which such Award is granted. A restricted stock unit is the right to receive a share of common stock at the close of the applicable restriction period.
Upon the grant of any Restricted Award under the Plan, the rights of the holder as a stockholder will be set forth in the grant agreement. For awards of restricted stock, the grant agreement, in such form as the Plan Administrator determines, will also state the restrictions to which the restricted stock is subject and the date or dates on which such restrictions will lapse. The Plan Administrator may reduce the duration of any restriction applicable to any shares of restricted stock. For grants of restricted stock units, the grant agreement, in such form as the Plan Administrator determines, will state the number of restricted stock units and the terms and conditions of such restricted stock units.
Stock Grants
A stock grant is a grant of shares of common stock not subject to restrictions or forfeiture conditions. Such a grant may be made under the Plan in recognition of significant prior or expected contributions to our success of the success of our affiliates, in lieu of compensation otherwise due, as inducements to employment or in other limited circumstances as the Plan Administrator deems appropriate.
Performance Units and Qualified Performance-Based Awards
Performance units may be granted under the Plan and entitle the holder to the value of a specified number of shares of common stock, over the initial value for such number of shares, if any, established by the Plan Administrator at the time of grant, at the close of a specified “performance period” to the extent specified business objectives are achieved. Payment of earned performance units is made in a single lump sum following the close of the applicable “performance period.”

Qualified performance-based awards are awards which include performance criteria intended to satisfy Section 162(m) of the Code. Qualified performance-based awards may be granted under the Plan in the form of stock options, SARs, Restricted Awards or performance units, but in each case will be subject to satisfaction of “performance criteria” which are set forth by the Plan Administrator (or a sub-committee thereof if necessary to comply with certain requirements of Section 162(m) of the Code), within the applicable “performance period.” The Plan Administrator has full discretion to select the kind/level of applicable performance goals which may be based on any of the following performance criteria: cash flow, earnings per share, stock price, return on equity, stockholder return or total stockholder return, return on capital, return on investment, return on assets or net assets, market capitalization, economic value added, debt leverage, same store sales, sales or net sales, store openings, completion and financial performance of acquisitions, income, operating income, operating profit, margin (gross, operating or profit), return on operating revenue or assets, cash from operations, operating ratio, operating revenue, market share improvement, general administrative expenses, and customer service. Qualified performance-based awards in the form of stock options or SARs must have an exercise price which is not less than 100% of the fair market value of our common stock on the date of grant. No payment or other amount will be available to the grantee of a qualified performance-based award except upon the Plan Administrator’s determination that the particular performance goal or goals established by the Plan Administrator have been satisfied for the respective performance period. The terms of performance-based awards granted under the Plan are set forth in a grant agreement, in such form as the Plan Administrator determines, that states, as applicable, the terms and conditions of such awards.
Death-Termination of Employment-Restrictions on Transfer
The Plan Administrator will provide in a grant agreement whether and to what extent an Award granted under the Plan will be exercisable upon the grantee’s termination of employment, service or other association with us for any reason. Unless the Plan Administrator provides otherwise with respect to a specific award, (A) any outstanding option or SAR share cease to be exercisable in any respect not later than 90 days following the termination of the award recipient's association with the Company, and for that period shall only be exercisable to the extent such award was exercisable on the termination date and (B) any other outstanding award shall be forfeited or otherwise subject to return or repurchase by the Company on the terms specified in the applicable award agreement.
In general, Awards granted under the Plan are not assignable or transferable, and an award or interest therein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, except by will or by the laws of descent and distribution. The Plan Administrator may, with respect to a NSO or Restricted Stock, provide that such award can be transferred by the grantee to a family member, provided that such transfer is without payment of any consideration and that the transfer is approved by the Plan Administrator. For this purpose, a “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant or employee), a trust to which any of the foregoing persons holds a greater than 50% beneficial interest in, a foundation in which the foregoing persons or the grantee control, and any other entity in which the foregoing persons or the grantee own greater than 50% of the voting interests.
Amendment; Termination
The Board may amend the Plan at any time, and the Plan Administrator may amend the terms of any Award either prospectively or retroactively. However, no amendment may effect a repricing of any outstanding option without the prior consent of the stockholders of the Company. Further, no amendment or modification of the Plan by the Board or of any outstanding Award by the Plan Administrator may impair the rights of the holder of an Award without the holder’s consent, although no such consent is required if the amendment is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including Section 409A of the Code, or to satisfy any accounting standard, or the Board or the Plan Administrator, as applicable, determines that the amendment is not reasonably likely to significantly diminish the benefits provided under the Award or that any such diminution has been adequately compensated. The Board may terminate the Plan, in whole or part, at any time.
Certain Federal Income Tax Effects
Following is a summary of the principal federal tax consequences to U.S. citizens and residents of Awards under the Plan. It is based on the provisions of the Code and applicable IRS regulations and rulings. The Code is subject to amendment, and continuing interpretation by the IRS. This summary describes only the principal tax consequences in the circumstances described and does not take into account special rules that might apply in limited cases.
Further, Internal Revenue Service regulations provide that, for the purpose of avoiding certain penalties under the Code, taxpayers may rely only on opinions of counsel that meet specific requirements set forth in the regulations, including a requirement that such opinions contain extensive factual and legal discussion and analysis. Any tax advice that may be contained in this document does not constitute an opinion that meets the requirements of the regulations. Any such tax advice therefore cannot be used, and was not intended or written to be used, for the purpose of avoiding any federal tax penalties that the Internal Revenue Service may attempt to impose. Because any such tax advice could be viewed as a “marketed opinion” under the Internal Revenue Service regulations, those regulations require this document to state that any such tax advice was written to support the “promotion or marketing” of the matters set forth in this document.
A grantee should consult his or her own independent tax advisor and seek advice based on his or her particular circumstances as to the specific consequences under federal tax law, and under other tax laws, such as foreign, state or local tax laws, which are not addressed here.
For purposes of this summary, we have assumed that no Award will be considered “deferred compensation” as that term is defined for purposes of the federal tax rules governing nonqualified deferred compensation arrangements set forth in Section 409A of the Code, and the regulations thereunder or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). For example, the award of a NSO with an exercise price which is less than the market value of the stock covered by the stock option would constitute deferred compensation. If an award includes deferred compensation, and its terms do not comply with the requirements of those rules, then any deferred compensation component of the award will be taxable when it is earned and vested (even if not then payable) and the grantee will be subject to a 20% additional tax.
Nonstatutory Stock Options (NSOs)
Grant. A grantee will not have to report any taxable income when he or she receives a NSO.
Exercise with Cash. A grantee will have to report taxable income if he or she exercises a NSO with cash. The amount the grantee must report is the difference between the value of common stock on the date the grantee exercises the stock option and the amount the grantee pays for the shares of common stock. This income will be taxed to the grantee just as any other income the grantee receives as compensation for services. This income, together with the amount the grantee pays for the shares of common stock, will then be the grantee’s basis in the shares for purposes of determining his or her taxable gain or loss on any later sale of the shares.
Exercise with Stock. Provided the grant agreement allows for such an exercise, if the grantee exercises his or her NSO by delivering shares of common stock that he or she already owns, the exercise will be treated, in part, as a nontaxable exchange of shares of common stock. This means the following:

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The grantee will not have to report compensation income on the number of shares of common stock he or she receives whose value equals the value of the shares of common stock he or she delivers. The grantee’s basis in those shares of common stock, for determining any taxable gain or loss when the grantee sells those shares, will be the basis of the shares of common stock the grantee delivers. Also, the shares of common stock the grantee receives will have a holding period (for determining whether the grantee qualifies for favorable capital gains tax rates) which includes the length of time the grantee held the shares of common stock he or she delivers.

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The grantee will have to report compensation income on any additional shares of common stock he or she receives in an amount equal to the difference between the value of those additional shares of common stock and the amount of cash, if any, he or she pays for the shares. This income, together with the amount the grantee pays for the shares of common stock, will then be the grantee’s basis in the shares for purposes of determining his or her taxable gain or loss on any later sale of the shares.

If the shares of common stock the grantee uses to exercise his or her NSO were acquired by exercising an ISO or under an employee stock purchase plan, the grantee’s use of those shares may constitute a “disqualifying disposition” of those shares, as explained below under “Incentive Stock Options (ISOs).”
Sale of Shares. The grantee may also have to report taxable gain or loss when he or she sells a share of common stock he or she received on exercising a NSO. The amount of gain or loss the grantee must report will be measured by the difference between the amount he or she receives from selling that share of common stock and his or her basis in the share. Any such gain or loss will be a capital gain or loss. Capital gains qualify to be taxed at lower rates than the rates which apply to compensation income if the grantee has held the share of common stock more than one year.

Incentive Stock Options (ISOs)
Grant. The grantee will not have to report any taxable income when he or she receives an ISO.
Exercise with Cash. In most cases the grantee will not have to report any taxable income when he or she exercises an ISO with cash. However, the federal income tax system includes a separate tax, the alternative minimum tax, intended to ensure that taxpayers cannot completely eliminate all income taxes through the use of various special provisions of the Code. The special treatment of ISOs generally does not apply for purposes of calculating whether the grantee owes any alternative minimum tax, however, for that purpose the grantee will have to report the difference between the value of the shares of common stock on the date the grantee exercises the stock option and the amount the grantee pays for the shares as though it were taxable compensation income. As a result, and depending on the grantee’s particular circumstances, the grantee may have to pay an alternative minimum tax when the grantee exercises an ISO even though the grantee has no taxable income for regular income tax purposes because the grantee does not sell the shares of common stock the grantee acquires as a result of the exercise until a subsequent year.
Exercise with Stock. Provided the grant agreement allows for such an exercise and subject to the discussion above regarding the alternative minimum tax, in most cases the grantee also will not have to report any taxable income on exercising an ISO with shares of common stock the grantee already owns but there will be other consequences unique to exercising the grantee’s stock option with shares of common stock, as follows:

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For purposes of determining the amount of the grantee’s gain or loss on any later sale of those shares of common stock, the number of shares of common stock the grantee receives on exercise whose value equals the value of the shares of common stock the grantee delivers will have a basis equal to the basis of the shares of common stock the grantee delivers and a holding period which includes the length of time the grantee held the shares of common stock the grantee delivers. The additional shares of common stock the grantee receives will have basis equal to any cash the grantee pays to exercise his or her stock option.

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However, for purposes of determining whether any later sale of any of the shares of common stock the grantee receives is a “disqualifying disposition” (described in “ Sale of Shares ” immediately below), all of the shares of common stock the grantee receives will be treated as newly acquired.

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If the grantee later sells less than all of the shares of common stock the grantee receives when the grantee exercises his or her ISO with shares of common stock, the grantee will be considered to have first sold the shares of common stock with the lowest basis.

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If the grantee acquired the shares of common stock which the grantee uses to exercise his or her stock option by exercising another ISO or through an employee stock purchase plan, and the holding periods required for favorable tax treatment are not met with respect to the shares of common stock the grantee uses, those shares will be treated as sold in a disqualifying disposition for purposes of reporting compensation income (that is, the grantee will not have any capital gain or loss on exchanging those shares, but may be required to report compensation income as if the grantee sold the shares).

Sale of Shares. The grantee may have to report taxable gain or loss when the grantee sells a share of common stock the grantee received on exercising an ISO. The amount of gain or loss the grantee must report will be measured by the difference between the amount the grantee receives from selling that share of common stock and the grantee’s basis in the share. Any such gain or loss will usually be capital gain or loss. Capital gains qualify to be taxed at lower rates than the rates which apply to compensation income if the grantee has held the share more than one year. However, if the grantee has a gain when the grantee sells a share of common stock the grantee received on exercising an ISO, some or all of that gain will be taxed as compensation income if the grantee sells that share (i) within two years from the date he or she received the ISO, or (ii) within one year after the grantee exercised the ISO.
A sale of such shares of common stock within the above time periods is known as a disqualifying disposition. In the case of a disqualifying disposition, the grantee will have to report as additional compensation income the portion of the gain the grantee otherwise would report on selling his or her share of common stock equal to the difference between the value of the share at the date the grantee exercised his or her stock option and the amount the grantee paid for the share on exercise. Note that the amount of the grantee’s compensation income will not be limited to his or her gain on the sale, but instead will include all of the difference between value and amount paid, if the grantee’s sale is the type of transaction where a loss, had the grantee sustained one, would not be recognized for federal income tax purposes, for example, a sale to certain relatives. Any such compensation income is not subject to income and employment tax withholding, but will be reported by us to the IRS.

Restricted Stock
Grant and Lapse of Restrictions. When the grantee receives an award of restricted stock the grantee will not have to report any taxable income except as follows:

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If the grantee makes an “83(b) election” (as described below), at the date the grantee receives his or her restricted stock, the grantee will have to report compensation income equal to the difference between the value of the shares of common stock and the price the grantee pays for the shares, if any. Value is determined without regard to the risk of forfeiture that applies to the grantee’s award.

•
If the grantee does not make an “83(b) election,” at the date or dates the substantial risk of forfeiture which applies to the grantee’s award expires, the grantee will have to report compensation income equal to the difference between the then value of the shares of common stock and the price the grantee paid for the shares, if any.

83(b) Elections. An 83(b) election is a special tax election the grantee can make to have any risk of forfeiture that otherwise applies to his or her restricted stock disregarded for tax purposes. An 83(b) election has three effects. First, the grantee will have to report compensation income, if any, at the time the grantee receives the shares of common stock rather than later as the risk of forfeiture expires. Second, the amount of the grantee’s compensation income will be based on the value of the shares of common stock when the grantee receives the shares (disregarding the risk of forfeiture) rather than based on the value as the risk of forfeiture expires. Third, the date the grantee is first treated as holding the shares of common stock for purposes of later determining whether the grantee qualifies for the tax rates that apply to capital gains or losses will be the date the grantee receives his or her award rather than the date or dates the risk of forfeiture which applies to his or her award expires. An 83(b) election must be made within 30 days of receiving restricted stock and generally cannot be revoked once made.
Sale of Shares. The grantee may have to report taxable gain or loss when the grantee sells the shares of common stock the grantee received as restricted stock. The amount of gain or loss the grantee must report will be measured by the difference between the amount the grantee receives on selling those shares of common stock and his or her basis in the shares. The grantee’s basis in the shares of common stock is the amount the grantee paid for the shares, if any, plus the amount of compensation income the grantee previously reported in connection with the restricted stock. Any such gain or loss will be a capital gain or loss. Any such gain will qualify for lower tax rates than the rates which apply to compensation income if the grantee held the awarded shares of common stock more than one year after the date the grantee received the shares, if the grantee makes an 83(b) election, or the date or dates the risk of forfeiture which applies to his or her award expires, if the grantee does not make an 83(b) election.
Forfeiture of Shares. If the grantee should forfeit his or her restricted stock, the grantee will have to report taxable gain or loss based on the difference between the amount the grantee paid for the restricted stock and the amount the grantee receives on forfeiture, if any. That gain or loss will be an ordinary gain or loss if the grantee did not make a Section 83(b) election, and capital gain or loss if the grantee did make a Section 83(b) election. Note that if the grantee makes an 83(b) election and the shares of common stock are subsequently forfeited, only the amount paid for the shares, and not any amount of compensation income the grantee recognized because of the Section 83(b) election, will be taken into account for purposes of determining his or her capital gain or loss.
Stock Appreciation Rights (SARs); Restricted Stock Units; Performance Units
The grantee will generally recognize taxable income on receipt of cash or other property pursuant to an award of SARs, restricted stock units or performance stock units. The amount the grantee must report is the difference between the amount of cash or value of the shares of common stock the grantee receives and the amount, if any, the grantee pays for any such cash or shares. This income will be taxed to the grantee just as any other income the grantee receives as compensation for services.
Stock Grants
When the grantee receives an award of shares of common stock which is not subject to any substantial risk of forfeiture, the grantee will have to report compensation income equal to the difference between the value of the shares and the price the grantee pays for the shares, if any. This amount of income, together with the price the grantee pays for the shares, will then be the grantee’s basis in the shares for purposes of determining whether the grantee has any taxable gain or loss on a later sale of the shares.

Company Deductions; Tax Withholding
Except as has been previously described, whenever the grantee has to report compensation income in connection with an award, we generally will be entitled to deduct the same amount in computing our taxable income and we must withhold income and employment taxes based on that compensation income if paid to the grantee as an employee. The grantee is responsible for ensuring that adequate funds are available to us for such withholding.
Restrictions on Resale
If the grantee is an “affiliate” of us as defined in Rule 144 promulgated under the Securities Act (“Rule 144”), common stock acquired by the grantee under the Plan will be “restricted securities” as that term is defined in Rule 144 and the certificate representing such shares may bear a legend restricting the transfer thereof. A grantee that is an “affiliate” may sale or otherwise dispose of shares of common stock acquired under the Plan pursuant to (1) the requirements of Rule 144, without being subject to the holding period requirement of such Rule, (2) another exemption from such registration under the Securities Act or (3) a separate prospectus prepared in accordance with the applicable form under the Securities Act. A grantee who is not an affiliate of ours may sell his or her shares of common stock acquired pursuant to the terms of the Plan without compliance with the requirements of Rule 144 or the registration requirements of the Securities Act.
New Plan Benefits
The awards, if any, that will be granted to eligible participants under the Plan are subject to the discretion of the Plan Administrator and, therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our executive officers, employees or directors under the Plan. Therefore, a New Plan Benefits Table is not provided.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes information as of March 31, 2014 relating to our equity compensation plans to which grants of options, restricted stock units or other rights to acquire shares of our common stock may be granted from time to time:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by securities holders	3,375,711	$13.61	1,591,416
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	3,375,711	$13.61	1,591,416

(1)
This number reflects the exclusion of 143,503 shares in the form of restricted stock units granted pursuant to our equity plans included in column (a). These awards allow for the distribution of shares to the grant recipient upon vesting and do not have an associated exercise price. Accordingly, these awards are not reflected in the weighted-average exercise price.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS
The Audit Committee of the Board has appointed the firm of KPMG LLP, KPMG, as independent registered public accountants to audit and report on the consolidated financial statements of hhgregg, Inc. and its subsidiaries for fiscal 2015, and to perform such other appropriate accounting and related services as may be required by the Audit Committee. If the stockholders do not ratify the appointment of KPMG, the appointment of the independent registered public accountants will be reconsidered by the Audit Committee. However, the Audit Committee will not be obliged to select a different auditor. KPMG has served as our independent registered public accountants for the fiscal year ended March 31, 2004, and for each subsequent fiscal year. Representatives of KPMG are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.
Independent Registered Public Accounting Firm’s Fees and Services
The following sets forth fees billed for the audit and other services provided by KPMG for fiscal 2014 and fiscal 2013:

Fee Category	Fiscal 2014 Fees	Fiscal 2013 Fees
Audit fees(1)	$520,000	$476,000

(1)
Audit fees include fees for the audit of the annual consolidated financial statements, reviews of the interim condensed consolidated financial statements included in the Company’s quarterly reports, audits of the effectiveness of the Company’s internal control over financial reporting, consultation on accounting issues and consents. There were no other audit-related fees, tax fees or other fees paid in Fiscal 2014 and Fiscal 2013.

All services rendered by KPMG are permissible under applicable laws and regulations regarding the independence of the independent registered public accounting firm, and all such services were pre-approved by the Audit Committee. The Audit Committee charter requires that the Audit Committee pre-approve the audit and non-audit services to be provided by KPMG. The Audit Committee delegated that approval authority to the Chairman of the Audit Committee with respect to all matters other than the annual engagement of the independent registered public accountants.
Recommendation of the Board of Directors
The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of KPMG as our independent registered public accountants for fiscal 2015.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended requires our directors and executive officers and persons who own more than ten percent of our common stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock, and to furnish us with copies of such reports. To our knowledge, which is based solely on a review of the copies of such reports furnished to us and written representations from Reporting Persons that no other reports were required, all Reporting Persons complied with all applicable filing requirements during fiscal 2014.

STOCKHOLDER PROPOSALS
A stockholder who wants to present a proposal at the 2015 Annual Meeting and have it included in our Proxy Statement for that meeting must submit the proposal in writing at our offices at hhgregg, Inc. 4151 E. 96th Street, Indianapolis, IN 46240, Attention: Corporate Secretary.
In accordance with Rule 14a-8 under the Exchange Act, stockholder proposals and director nominations for the 2015 Annual Meeting of Stockholders must be received by our Corporate Secretary at our principal executive office not less than 120 days prior to the first anniversary of the date the that our Proxy Statement is delivered to stockholders in connection with the preceding year’s annual meeting, March 2, 2015. Any proposals or nominees received after this date will be considered untimely under Rule 14a-8 under the Exchange Act. In order to be considered for inclusion in next year’s Proxy Statement, proposals must also satisfy the other procedures set forth in Rule 14a-8 under the Exchange Act.
Proposals that are submitted outside of Rule 14a-8, as well as director nominees, must satisfy the procedures of our By-Laws. A stockholder who wants to present a proposal at the 2015 Annual Meeting or to nominate a person for election as a director must comply with the requirements set forth in our By-Laws. Our By-Laws require, among other things, that our Corporate Secretary receive written notice from the record holder of intent to present such proposal or nomination no less than 120 days and no more than 150 days prior to the anniversary of the date on which we first mailed the proxy materials for the preceding year’s annual meeting. Therefore, we must receive notice of such proposal no earlier than January 31, 2015, and no later than March 2, 2015. The notice must contain the information required by Section 2.12 of our By-Laws. You may obtain a print copy of our By-Laws upon request from our Corporate Secretary at hhgregg, Inc., 4151 E. 96th Street, Indianapolis, IN 46240. Our By-Laws are also available on our web site at www.hhgregg.com. Management may vote proxies in its discretion on any matter at the 2015 Annual Meeting if we do not receive notice of the matter within the time frame described in this paragraph. In addition, our Chairman or any other person presiding at the meeting may exclude any matter that is not properly presented in accordance with these requirements.

OTHER MATTERS
Management knows of no other matters to be brought before the Annual Meeting. However, if any other matters do properly come before the Annual Meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the best judgment of the person voting the proxies. Whether or not stockholders plan to attend the Annual Meeting, they are respectfully urged to sign, date and return the enclosed proxy which will, of course, be returned to them at the Annual Meeting if they are present and so request.

Annex A

Reconciliation of Non-GAAP Financial Measure
EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization. Adjusted EBITDA for fiscal 2014 is EBITDA adjusted to exclude the following items:

•	Non-cash fair market value adjustments to the carrying value of long-lived assets in service where the estimated future cash flows are less than the carrying amount of the assets.
We have used EBITDA because we consider it an important supplemental measure of our performance and believe it is frequently used by analysts, investors and other interested parties in the evaluation of companies in our industry. Management uses EBITDA as a measurement tool for evaluating our actual operating performance compared to budget and prior periods. Other companies in our industry may calculate EBITDA differently than we do. EBITDA is not a measure of performance under generally accepted accounting principles (GAAP) and should not be considered as a substitute for net income determined in accordance with GAAP. EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	EBITDA does not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments;

•	EBITDA does not reflect interest expense or the cash requirements necessary to service interest or principal payments on our debt;

•	EBITDA does not reflect tax expense or the cash requirements necessary to pay for tax obligations; and

•
Although depreciation and amortization are non-cash charges, the asset being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements.

We compensate for these limitations by relying primarily on our GAAP results and using EBITDA only as a supplement.
We have used Adjusted EBITDA as a performance measurement metric because we believe that the exclusion of these non-recurring items is necessary to provide the most accurate measure of our core operating results and as a means to analyze period-to-period changes in operating results. We have provided this information to analysts, investors and other third parties to enable them to perform more meaningful comparisons of past, present, and future operating results and as a means to evaluate the results of our on-going operations. Management uses Adjusted EBITDA to determine payment levels on our executives’ incentive compensation plans. Other companies in our industry may calculate Adjusted EBITDA differently than we do. Adjusted EBITDA is not a measure of performance under GAAP and should not be considered as a substitute for net income prepared in accordance with GAAP. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments;

•	Adjusted EBITDA does not reflect interest expense or the cash requirements necessary to service interest or principal payments on our debt;

•	Adjusted EBITDA does not reflect tax expense or the cash requirements necessary to pay for tax obligations; and

•
Although depreciation and amortization are non-cash charges, the asset being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements.

Below is a reconciliation of Net Income, as reported, to Adjusted EBITDA for fiscal 2014:

Fiscal Year Ended
(in thousands)	March 31, 2014
Net income, as reported	$228
Adjustments:
Depreciation and amortization	43,120
Interest expense, net	2,455
Income tax benefit	(6)

EBITDA	$45,797
Transactional adjustments:
Asset impairment charges	613
Mobile inventory write-down	1,740
Mobile fixed assets write-off	1,114
Product mix fixed assets write-off	831

Adjusted EBITDA	$50,095

Appendix A
HHGREGG, INC.

2007 EQUITY INCENTIVE PLAN

(as amended by the Board of Directors on June 20, 2014)

HHGREGG, INC.

2007 EQUITY INCENTIVE PLAN
(as amended by the Board of Directors on June 20, 2014)

1.	Purpose
This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business through the grant of Awards of or pertaining to shares of the Company’s Stock. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2.	Definitions
As used in this Plan, the following terms shall have the following meanings:
1.Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals shall be deemed to have been met as to some or all of the Units.
2.Acquisition means a merger or consolidation of the Company into another person (i.e., which merger or consolidation the Company does not survive) or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions.
3.Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.
4.Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, or Stock Grants.
5.Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.
6.Board means the Company’s Board of Directors.
7.Change of Control means the occurrence of any of the following after the date of the approval of the Plan by the Board:
(a)an Acquisition, unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that transaction, or
(b)any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board does not recommend such stockholders accept, other than (i) the Company or an Affiliate, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or
(c)over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board; or
(d)a majority of the Board votes in favor of a decision that a Change of Control has occurred.
8.Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

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9.Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.
10.Company means hhgregg, Inc., a corporation organized under the laws of the State of Delaware.
11.Covered Employee means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.
12.Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).
13.Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.
14.Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the New York Stock Exchange (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported. For purposes of Awards effective as of the effective date of the Company’s initial public offering, Market Value of Stock shall be the price at which the Company’s Stock is offered to the public in its initial public offering.
15.Nonstatutory Option means any Option that is not an Incentive Option.
16.Option means an option to purchase shares of Stock.
17.Optionee means a Participant to whom an Option shall have been granted under the Plan.
18.Participant means any holder of an outstanding Award under the Plan.
19.Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage, (xii) same store sales, (xiii) sales or net sales, (xiv) store openings, (xv) completion and financial performance of acquisitions, (xvi) income, pre-tax income or net income, (xvii) operating income or pre-tax profit, (xviii) operating profit, net operating profit or economic profit, (xix) gross margin, operating margin or profit margin, (xx) return on operating revenue or return on operating assets, (xxi) cash from operations, (xxii) operating ratio, (xxiii) operating revenue, (xxiv) market share improvement, (xxv) general and administrative expenses, and (xxvi) customer service.
20.Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant. To the extent consistent with Section 162(m) of the Code, the Committee may appropriately adjust any evaluation of performance against a Performance Goal to exclude any of the following events that occurs during a Performance Period: (i) acquisitions or dispositions, (ii) asset write-downs, (iii) litigation, claims, judgments or settlements, (iv) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (v) accruals for reorganization and restructuring programs; and (vi) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Principles Board Opinion No. 30, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.
21.Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives will be measured for purposes of determining a Participant’s right to, and the payment of, a Performance Unit.
22.Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals or other business objectives established by the Committee.
23.Plan means this 2007 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

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24.Qualified Performance-Based Awards means Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code.
25.Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.
26.Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.
27.Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.
28.Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right of the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.
29.Stock means common stock, par value $0.0001 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.
30.Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.
31.Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.
32.Stockholders’ Agreement means any agreement by and among the holders of at least a majority of the outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).
33.Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.
3.Term of the Plan
Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company’s stockholders. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.	Stock Subject to the Plan
At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including pursuant to Incentive Options), nor the number of shares of Stock issued pursuant to Incentive Options, exceed 9,000,000 shares of Stock; subject, however, to the provisions of Section 8 of the Plan. For purposes of applying the foregoing limitation, (a) if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased at less than its Market Value, the shares not purchased by the Optionee or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan and (b) if any Option is exercised by delivering previously owned shares in payment of the exercise price therefor, only the net number of shares, that is, the number of shares issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan. In addition, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5.	Administration
The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and

3

provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.	Authorization of Grants
1.Eligibility. The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed the aggregate number of shares of Stock subject to the Plan.
2.General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).
3.Effect of Termination of Employment, Etc. Unless the Committee shall provide otherwise with respect to any Award, if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option or SAR of the Participant shall cease to be exercisable in any respect not later than 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.
4.Non-Transferability of Awards. Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.
7.Specific Terms of Awards
1.Options.
(a)Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.
(b)Exercise Price. The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.
(c)Option Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.
(d)Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

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(e)Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased. In lieu of payment in cash or by check, but subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company, payment may be made
(i)by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or
(ii)by surrender of the Option as to all or part of the shares of Stock for which the Option is then exercisable in exchange for shares of Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option, or
(iii)unless prohibited by applicable law, by delivery to the Company of the Optionee’s executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Committee shall have approved.
If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.
(f)Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.
(g)Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.
2.Stock Appreciation Rights.
(a)Tandem or Stand-Alone. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.
(b)Exercise Price. Stock Appreciation Rights shall have an exercise price of not less than fifty percent (50%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.
(c)Other Terms. Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, an SAR related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.
3.Restricted Stock.
(a)Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.
(b)Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

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The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of hhgregg, Inc. 2007 Equity Incentive Plan and an Award Agreement entered into by the registered owner and hhgregg, Inc. Copies of such Plan and Agreement are on file in the offices of hhgregg, Inc.
(c)Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.
(d)Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.
(e)Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.
(f)Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.
4.Restricted Stock Units.
(a)Character. Each Restricted Stock Unit shall entitle the recipient to a share of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.
(b)Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.
5.Performance Units.
(a)Character. Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified business objectives, including but not limited to Performance Goals, shall have been achieved.
(b)Earning of Performance Units. The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other business objectives have been achieved.
(c)Form and Timing of Payment. Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.
6.Stock Grants. Stock Grants shall be awarded in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due, as inducements to employment and in such other circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.
7.Qualified Performance-Based Awards.
(a)Purpose. The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as “performance-based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision

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contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code and the regulations promulgated thereunder applicable to “performance-based compensation.”
(b)Authority. All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as “outside directors” within the meaning of applicable IRS regulations under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.
(c)Applicability. This Section 7.7 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Committee to receive Qualified Performance-Based Awards. The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 7.7.
(d)Discretion of Committee with Respect to Qualified Performance-Based Awards. Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1, except that the exercise price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant. Other Awards intended to qualify as Qualified Performance-Based Awards, such as Restricted Stock, Restricted Stock Units, or Performance Units, shall be subject to satisfaction of one or more Performance Goals. The Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.
(e)Payment of Qualified Performance-Based Awards. A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals period are achieved within the applicable Performance Period, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.
(f)Maximum Award Payable. The maximum Qualified Performance-Based Award payment to any one Participant under the Plan for a Performance Period is the number of shares of Stock set forth in Section 4 above, or if the Qualified Performance-Based Award is paid in cash, that number of shares multiplied by the Market Value of the Stock as of the date the Qualified Performance-Based Award is granted.
(g)Limitation on Adjustments for Certain Events. No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.
8.Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.
8.Adjustment Provisions
1.Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of its incorporation, taking into account the transactions contemplated under the Incorporation and Exchange Agreement by and among, among others, Gregg Appliances, Inc. and the Company dated as of April 12, 2007. Subject to Section 8.2, if subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization,

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recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.
2.Treatment in Certain Acquisitions. Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of an Acquisition in which outstanding Awards are not Accelerated in full pursuant to Section 9, any then outstanding Awards shall nevertheless Accelerate to the extent not assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or parent thereof, and thereafter (or after a reasonable period following the Acquisition, as determined by the Committee) terminate. As to any one or more outstanding Awards which are not otherwise Accelerated in full by reason of such Acquisition, the Committee may also, either in advance of an Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards in the event that the employment of the Participants should subsequently terminate following the Acquisition. Each outstanding Award that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to the Acquisition, will be appropriately adjusted, immediately after the Acquisition, as to the number and class of securities and other relevant terms in accordance with Section 8.1.
3.Dissolution or Liquidation. Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each outstanding Option and SAR shall terminate, but the Optionee or SAR holder (if at the time in the employ of or otherwise associated with the Company or any of its Affiliates) shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option or SAR to the extent exercisable on the date of dissolution or liquidation.
4.Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
5.Related Matters. Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Stock.
9.Change of Control
Except as otherwise provided below, upon the occurrence of a Change of Control:
(a)any and all Options and Stock Appreciation Rights not already exercisable in full shall Accelerate with respect to 100% of the shares for which such Options or Stock Appreciation Rights are not then exercisable;
(b)any Risk of Forfeiture applicable to Restricted Stock and Restricted Stock Units which is not based on achievement of Performance Goals shall lapse with respect to 100% of the Restricted Stock and Restricted Stock Units still subject to such Risk of Forfeiture immediately prior to the Change of Control; and
(c)all outstanding Awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of Performance Goals or other business objectives and the target payout opportunities attainable under outstanding Performance Units shall be deemed to have been satisfied as of the effective date of the Change of Control as to a pro rata number of shares based on the assumed achievement of all relevant Performance Goals or objectives and the length of time within the Performance Period which has elapsed prior to the Change of Control. All such Awards of Performance Units and Restricted Stock Units shall be paid to the extent earned to Participants in accordance with their terms within thirty (30) days following the effective date of the Change of Control.
None of the foregoing shall apply, however, (i) in the case of a Qualified Performance-Based Award specifically designated as such by the Committee at the time of grant (except to the extent allowed by Section 162(m) of the Code), (ii) in the case of any

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Award pursuant to an Award Agreement requiring other or additional terms upon a Change of Control (or similar event), or (iii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges.

10.	Settlement of Awards
1.In General. Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.
2.Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:
(a)the shares are at the time of the issue of such shares effectively registered under the Securities Act of 1933; or
(b)the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.
The Company shall make all reasonable efforts to bring about the occurrence of said events.
3.Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company. Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders’ Agreement, if any. In the event of any conflict between the provisions of this Plan and the provisions of the Stockholders’ Agreement, the provisions of the Stockholders’ Agreement shall control except as required to fulfill the intention that this Plan constitute an incentive stock option plan within the meaning of Section 422 of the Code, but insofar as possible the provisions of the Plan and such Agreement shall be construed so as to give full force and effect to all such provisions.
4.Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.
5.Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of

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shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.
6.Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 10.4 in addition to any other applicable restriction under the Plan, the terms of the Award and if applicable under the Stockholders’ Agreement and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
7.Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. Participants may only elect to have Shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.
11.Reservation of Stock
The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12.	Limitation of Rights in Stock; No Special Service Rights
A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

13.	Unfunded Status of Plan
The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

14.	Nonexclusivity of the Plan
Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

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15.	Termination and Amendment
1.Termination or Amendment of the Plan. The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.
2.Termination or Amendment of Outstanding Awards. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan. Also within the limitations of the Plan, the Committee may modify, extend or assume outstanding Awards or may accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares and on the same or different terms and conditions (including but not limited to the exercise price of any Option). Furthermore, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Award previously granted or (b) authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.
3.Limitations on Amendments, Etc. No amendment, modification or cancellation shall effect a repricing of any outstanding Option without the prior consent of the stockholders of the Company. No amendment or modification of the Plan by the Board or any outstanding Award by the Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.
16.Notices and Other Communications
Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

17.	Governing Law
The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

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hhgregg, inc.

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
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C123456789

000000000.000000 ext 000000000.000000 ext
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Eastern Time, on July 29, 2014.

Vote by Internet

- Go to **www.envisionreports.com/HGG**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card 1234 5678 9012 345

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Gregory M. Bettinelli	☐	☐	02 - Lawrence P. Castellani	☐	☐	03 - Benjamin D. Geiger	☐	☐
04 - Catherine A. Langham	☐	☐	05 - Dennis L. May	☐	☐	06 - John M. Roth	☐	☐
07 - Michael L. Smith	☐	☐	08 - Peter M. Starrett	☐	☐	09 - Kathleen C. Tierney	☐	☐
10 - Darrell E. Zink	☐	☐						

NOTE: The stockholders will act on any additional business that may properly come before the meeting or any adjournment or postponement thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian, please give full title. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 2 0 0 6 5 4 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01V7GD

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The 2014 Proxy Statement and 2014 Annual Report are available at www.edocumentview.com/hgg

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — hhgregg, Inc.

Annual Meeting of Stockholders will be held on Tuesday, July 29, 2014 at our Corporate headquarters 4151 E. 96th Street, Indianapolis, IN 46240, at 2:00 p.m. local time.

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Andrew S. Giesler and Dennis L. May, or any of them, each with the full power of substitution, as proxies, to represent and vote the shares of common stock of hhgregg, Inc. that the undersigned, is/are entitled to vote, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of hhgregg, Inc. to be held on July 29, 2014, at 2:00 p.m. local time at the Company's principal executive offices located at 4151 East 96th St., Indianapolis, IN 46240 or at any postponement or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. If no such directions are indicated, the Proxies will have authority to vote FOR the election of directors, FOR the advisory vote on the compensation of the Company's named executive officers, FOR approval of the amendment to the hhgregg, Inc. 2007 Equity Incentive Plan, and FOR ratification of the action of the Company's Audit Committee in appointing KPMG, LLP as independent registered public accountants of the Company for the fiscal year ending March 31, 2015.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

If you are not voting by internet or telephone, please mark, sign, date and return this proxy card promptly using the enclosed reply envelope.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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